================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                   DEVELOPERS DIVERSIFIED REALTY CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 XXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: Not Applicable

     (2) Aggregate number of securities to which transaction applies: Not Applicable

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable

     (4) Proposed maximum aggregate value of transaction:  Not Applicable

     (5) Total fee paid:  Not Applicable

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:  Not Applicable

     (2) Form, Schedule or Registration Statement No.:  Not Applicable

     (3) Filing Party:  Developers Diversified Realty Corporation

     (4) Date Filed:  Not Applicable

================================================================================

                   DEVELOPERS DIVERSIFIED REALTY CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

     Notice is hereby given that the annual meeting of shareholders of Developers Diversified Realty Corporation, an Ohio corporation (the "Company"), will be held at the Glenmoor Country Club, 4191 Glenmoor Road, N.W., Canton, Ohio, on Monday, May 11, 1998, at 10:00 a.m., local time, for the following purposes:

          1. To elect seven directors, each to serve for a term of one year.

          2. To consider a proposal to amend the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Company from 59,000,000 to 109,000,000.

          3. To vote on a proposal to approve the 1998 Developers Diversified Realty Corporation Equity-Based Award Plan.

          4. To transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on March 15, 1998, will be entitled to notice of and to vote at said meeting or any adjournment thereof. Shareholders are urged to complete, date and sign the enclosed proxy and return it in the enclosed envelope.

                                          By order of the Board of Directors,

                                          JOAN U. ALLGOOD
                                          Secretary

Dated: April   , 1998

                   DEVELOPERS DIVERSIFIED REALTY CORPORATION

                                PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of proxies to be used at the annual meeting of shareholders (the "Annual Meeting") of Developers Diversified Realty Corporation, an Ohio corporation (the "Company"), to be held at the Glenmoor Country Club, 4191 Glenmoor Road, N.W., Canton, Ohio, on Monday, May 11, 1998, at 10:00 a.m., local time. This proxy statement and the accompanying notice and proxy will first be sent to
shareholders by mail on or about April   , 1998.

     Annual Report. A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1997, is enclosed with this proxy statement.

     Solicitation and Revocation of Proxies. This solicitation of proxies is made by and on behalf of the Board of Directors. The cost of the solicitation of proxies will be borne by the Company. The Company has retained Corporate Investor Communications, Inc. at an estimated cost of $6,000, plus reimbursement of expenses, to assist in the solicitation of proxies from brokers, nominees, institutions and individuals. In addition to the solicitation of proxies by mail, Corporate Investor Communications, Inc. and regular employees of the Company may solicit proxies by telephone or facsimile.

     If the enclosed proxy is properly executed and returned, the Common Shares, without par value (the "Common Shares"), represented thereby will be voted in accordance with any specifications made therein by the shareholder. In the absence of any such specification, they will be voted to elect the directors listed in Proposal One and FOR Proposals Two and Three. A shareholder's presence alone at the Annual Meeting will not operate to revoke such shareholder's proxy. The proxy is revocable by a shareholder at any time insofar as it has not been exercised by giving notice to the Company in writing at its principal executive offices located at 34555 Chagrin Boulevard, Moreland Hills, Ohio 44022, or in open meeting.

     Outstanding Shares. The close of business on March 15, 1998, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On such date, the Company's voting
securities outstanding consisted of           Common Shares, each of which is
entitled to one vote at the Annual Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of Common Shares of the Company as of March 1, 1998 (except as otherwise disclosed in the notes below), by (a) the Company's directors (including nominees for directors), (b) each other person who is known by the Company to own beneficially more than 5% of the outstanding Common Shares, (c) the Company's Chief Executive Officer and the Company's other named executive officers, and (d) the Company's executive officers and directors as a group. Except as otherwise described in the notes below, the following beneficial owners have sole voting power and sole investment power with respect to all Common Shares set forth opposite their respective names.

                                                                NUMBER OF
                                                              COMMON SHARES      PERCENTAGE
                                                            BENEFICIALLY OWNED   OWNERSHIP
                                                            ------------------   ----------
Bert L. Wolstein..........................................      2,023,457(1)         7.3%
34555 Chagrin Boulevard
Moreland Hills, Ohio

FMR Corp..................................................      1,218,000(2)         4.4%
82 Devonshire Street
Boston, Massachusetts

Cohen & Steers Capital Management, Inc....................      3,517,600(3)        12.6%
757 Third Ave.
New York, New York

Scott A. Wolstein.........................................        285,077(4)           1%
James A. Schoff...........................................        141,157(5)           *
John R. McGill............................................         58,892(6)           *
Joan U. Allgood...........................................         25,000(7)           *
Loren F. Henry............................................         68,721(8)           *
William H. Schafer........................................          5,888(9)           *
Alan Bobman...............................................             --              *
Steven M. Dorsky..........................................             --(10)          *
Robin R. Walker...........................................             --(11)          *
Walter H. Teninga.........................................          7,000(12)          *
William N. Hulett III.....................................            700(13)          *
Ethan Penner..............................................             --(12)          *
Albert T. Adams...........................................             --(13)          *
Dean S. Adler.............................................             --              *
[NEW NOMINEE].............................................             --              *
All Executive Officers and Directors as a Group (15
  persons)................................................        592,435            2.1%
                                                                ---------           ----

---------------

  * Less than 1%.

 (1) Does not include 123,788 Common Shares owned by Iris S. Wolstein, Bert L. Wolstein's wife, beneficial ownership of which is disclaimed by Mr. Wolstein. Also does not include 233,333 Common Shares subject to options currently exercisable or exercisable within 60 days.

 (2) According to a report on Schedule 13G dated February 10, 1998, filed with the Securities and Exchange Commission, FMR Corp. ("FMR"), an investment advisory firm, beneficially owned 1,218,000 of the outstanding Common Shares as of December 31, 1997. FMR disclosed in such Schedule 13G that it has sole dispositive power with respect to all of such Common Shares and sole voting power with respect to 282,100 of such Common Shares.

 (3) According to a report on Schedule 13G dated February 6, 1998, filed with the Securities and Exchange Commission, Cohen & Steers Capital Management, Inc. ("Cohen"), an investment advisory firm, beneficially owned 3,517,600 of the outstanding Common Shares as of December 31, 1997. Cohen disclosed in such Schedule 13G that it has sole dispositive power with respect to all of such Common Shares and sole voting power with respect to 3,079,600 of such Common Shares.

 (4) Does not include 865,976 Common Shares subject to options currently exercisable or exercisable within 60 days.

 (5) Does not include any of the following Common Shares, beneficial ownership of which is disclaimed by Mr. Schoff: (a) 400 Common Shares owned by a trust, the trustee of which is Mr. Schoff's wife and the beneficiary of which is Mr. Schoff's daughter, (b) 300 Common Shares owned by Mr. Schoff's wife, (c) 1,044 Common Shares owned by Mr. Schoff's son, (d) 100 Common Shares owned by an individual retirement account held by Mr. Schoff's wife, and (e) 1,000 Common Shares owned by a partnership in which Mr. Schoff owns a one-half interest. Also does not include 120,757 Common Shares subject to options currently exercisable or exercisable within 60 days.

 (6) Does not include 38,333 Common Shares subject to options currently exercisable or exercisable within 60 days.

 (7) Does not include (a) 38,333 Common Shares subject to options currently exercisable or exercisable within 60 days and (b) 1,000 Common Shares owned by Mrs. Allgood's husband, beneficial ownership of which is disclaimed by Mrs. Allgood.

 (8) Does not include (a) 28,333 Common Shares subject to options currently exercisable or exercisable within 60 days, (b) 1,512 Common Shares owned by Mr. Henry's wife, beneficial ownership of which is disclaimed by Mr. Henry,
     (c) 774 Common Shares subject to options currently exercisable or exercisable within 60 days owned by Mr. Henry's wife, beneficial ownership of which is disclaimed by Mr. Henry and (d) 1,600 Common Shares owned by Mr. Henry's daughters, beneficial ownership of which is disclaimed by Mr. Henry.

 (9) Does not include 58,333 Common Shares subject to options currently exercisable or exercisable within 60 days.

(10) Does not include 11,666 Common Shares subject to options currently exercisable or exercisable within 60 days.

(11) Does not include 13,166 Common Shares subject to options currently exercisable or exercisable within 60 days.

(12) Does not include 1,666 Common Shares subject to options currently exercisable or exercisable within 60 days.

(13) Does not include 6,666 Common Shares subject to options currently exercisable or exercisable within 60 days for each of Mr. Hulett and Mr. Adams.

PROPOSAL ONE:  ELECTION OF DIRECTORS

     At the Annual Meeting, the Common Shares represented by proxy, unless otherwise specified, will be voted for the election of the seven nominees hereinafter named, each to serve for a term of one year and until his respective successor is duly elected and qualified.

     The nominees for director are Scott A. Wolstein, James A. Schoff, William
N. Hulett III, Ethan Penner, Albert T. Adams, Dean S. Adler and [NEW NOMINEE]. Messrs. Wolstein, Schoff, Hulett, Penner, Adams and Adler are presently directors of the Company. Mr. [NEW NOMINEE] is a new nominee for director.

     If notice in writing is given by any shareholder to the President or the Secretary of the Company, not less than 48 hours before the time fixed for holding the Annual Meeting, that such shareholder desires that the voting for the election of directors shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the Annual Meeting by the President or the Secretary or by or on behalf of the shareholder giving such notice, each shareholder shall have the right to cumulate such voting power as such shareholder possesses at such election and to give one candidate an amount of votes equal to the number of directors to be elected multiplied by the number of such shareholder's Common Shares, or to distribute such shareholder's votes on the same principle among two or more candidates, as such shareholder sees fit.

     If voting for the election of directors is cumulative, the persons named in the enclosed proxy will vote the Common Shares represented by proxies given to them in such fashion so as to elect as many of the nominees as possible.

     If for any reason any of the nominees is not a candidate (which is not expected) when the election occurs, it is intended that proxies will be voted for the election of a substitute nominee designated by management. The following information is furnished with respect to each person nominated for election as a director.

                  NOMINEES FOR ELECTION AT THE ANNUAL MEETING

                                                                                          EXPIRATION
                                                                                              OF
                                                                            PERIOD         TERM FOR
                                                                          OF SERVICE        WHICH
     NAME AND AGE                    PRINCIPAL OCCUPATION                 AS DIRECTOR      PROPOSED
     ------------                    --------------------                 -----------     ----------
Scott A. Wolstein        Chairman of the Board of Directors of the       11/92-Present       1999
  45                     Company; President and Chief Executive
                         Officer of the Company

James A. Schoff          Executive Vice President and Chief Operating    11/92-Present       1999
  52                     Officer of the Company

William N. Hulett III    President and Chief Executive Officer of         2/93-Present       1999
  54                     BridgeStreet Accommodations, Inc.
                         (hotel and lodging company)

Ethan Penner             President of Nomura Asset Capital                4/96-Present       1999
  36                     Corporation (real estate financing)

Albert T. Adams          Partner, Baker & Hostetler LLP (law firm)        4/96-Present       1999
  47

Dean S. Adler            Principal, Lubert-Adler Partners, L.P. (real     5/97-Present       1999
  41                     estate investments)

[NEW NOMINEE]                                                                 --             1999

     Scott A. Wolstein has been the President, Chief Executive Officer and a Director of the Company since its organization. Prior to the organization of the Company, Mr. Wolstein was a principal and executive officer of Developers Diversified Group ("DDG"). Mr. Wolstein is a graduate of the Wharton School at the University of Pennsylvania and of the University of Michigan Law School. He has served as President of the Board of Trustees of the United Cerebral Palsy Association of Greater Cleveland and as a member of the Board of the Great Lakes Theater Festival, Heartland PAC, Neighborhood Progress, Inc., The Park Synagogue, the Convention and Visitors Bureau of Greater Cleveland and Bellefaire.

     James A. Schoff has been Executive Vice President, Chief Operating Officer and a Director of the Company since its organization. Prior to the organization of the Company, Mr. Schoff was a principal and executive officer of DDG. After graduating from Hamilton College and Cornell University Law School, Mr. Schoff practiced law with the firm of Thompson, Hine and Flory LLP in Cleveland, Ohio, where he specialized in the acquisition and syndication of real estate properties. Mr. Schoff serves as a member of the Board of Trustees of the Western Reserve Historical Society, the Cleveland Ballet and the Children's Aid Society.

     William N. Hulett III is President and Chief Executive Officer of BridgeStreet Accommodations, Inc. BridgeStreet, a publicly traded company on NASDAQ, is a leader in the extended stay lodging industry. Prior to that time, Mr. Hulett was the Co-Chairman and Chief Executive Officer of the Rock and Roll Hall of Fame and Museum in Cleveland, Ohio. From 1981 to 1993, Mr. Hulett was the President of Stouffer Hotel Company, the owner of a national hotel chain. Prior to that time, Mr. Hulett served as Vice President of Operations for Westin Hotels, based in Seattle, Washington. In December 1991, he completed a third consecutive term as Chairman of the Convention and Visitors Bureau of Greater Cleveland. Mr. Hulett is Chairman of the Northern Ohio Chapter of the American Red Cross, a director of Cuyahoga Community College and a member of the Civic Vision 2000 Steering Committee. He is also a director of the Greater Cleveland Growth Association, BridgeStreet Accommodations, Inc. and Cleveland Development Advisors. Mr. Hulett was named Business Executive of the year for 1995 by the Sales and Marketing Executive Association.

     Ethan Penner has been the President of Nomura Asset Capital Corporation which was spun off from its parent company in 1997 to expand its finance operations, as well as a member of Nomura's Operating Committee since 1994. Mr. Penner has also been the Executive Managing Director of Nomura Securities International, Inc. since 1994. From 1992 to 1994, Mr. Penner was President of Magellan Financial Services, an investment banking firm which he founded in 1992. Prior to founding Magellan Financial Services, Mr. Penner was a Principal at Morgan Stanley & Co., Inc. from 1987 to 1992. Mr. Penner serves as a member of the Executive Committee and Board of Directors of the National Realty Committee, a director of Nomura Asset Securities Corp., a director of Asset Securitization Corp., a member of the Urban Land Institute, a member of the Board of Trustees of the Simon Wiesenthal Center, a member of the Advisory Board for the Elton John Aids Foundation, a member of the Advisory Board of the Wharton School's Real Estate Center and a founding member and President of the Board of The Walt Frazier Youth Foundation.

     Albert T. Adams has been a partner with the law firm of Baker & Hostetler LLP in Cleveland, Ohio since 1984, and has been affiliated with the firm since 1977. Mr. Adams is a graduate of Harvard College, Harvard Business School and Harvard Law School. He serves as a member of the Board of Trustees of the Greater Cleveland Roundtable and of the Western Reserve Historical Society and is a Vice President of the Harvard Business School Club of Northeastern Ohio. Mr. Adams also serves as a director of Associated Estates Realty Corporation and Boykin Lodging Company.

     Dean S. Adler is currently a principal with Lubert-Adler Partners, L.P., a private equity real estate investment company. From 1987 to 1996, Mr. Adler was a principal and co-head of the private equity group of CMS Companies, specializing in acquiring operating businesses and real estate. Mr. Adler is a graduate of the Wharton School and the University of Pennsylvania Law School. He was formerly an instructor at the Wharton School between 1981 and 1983. He currently serves as a member of the Board of Directors of The Lane Company, U.S. Franchise Systems Inc. (USFS) and Trans World Entertainment Corporation. Mr. Adler has served on such community boards as the UJA National Young Leadership Cabinet and he is currently a member of the Alexis de Tocqueville Society.

     [NEW NOMINEE BIOGRAPHY]

COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 1997, the Board of Directors held 8 meetings. The Board of Directors has an Audit Committee, an Executive Compensation Committee, a Dividend Declaration Committee and a Granting Committee. The Board of Directors does not have a Nominating Committee.

     Audit Committee. The Audit Committee, which consisted of Messrs. Teninga, Hulett and Adams in 1997, makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the audit plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee held 2 meetings in 1997.

     Executive Compensation Committee. The Executive Compensation Committee, which consisted of Messrs. Teninga, Penner and Adams until May, 1997 and Messrs. Adler, Penner and Adams from May, 1997 until the present, determines compensation for the Company's executive officers and administers the Company's stock option and equity-based award plans. The Executive Compensation Committee held 6 meetings in 1997.

     Dividend Declaration Committee. The Dividend Declaration Committee, which consists of Messrs. Wolstein, Adams and Schoff, determines if and when the Company should declare dividends on its capital stock and the amount thereof, consistent with the dividend policy adopted by the Board of Directors. The Dividend Declaration Committee held 5 meetings in 1997.

     Granting Committee. The Granting Committee was established in order to comply with amended Rule 16b-3 promulgated under the Securities Act of 1934. The Granting Committee, which consisted of Messrs. Teninga, Adler and Penner in 1997, determines if and when the Company should grant stock options and other equity-based awards to executive officers or employees, and the terms of such awards, consistent with the policy adopted by the Board of Directors and pursuant to the terms of the Developers Diversified Realty Corporation 1992 Employees' Share Option Plan and the 1996 Developers Diversified Realty Corporation Equity-Based Award Plan. The Granting Committee held 3 meetings in 1997.

COMPENSATION OF DIRECTORS

     The Company pays an annual fee of $16,000, plus a fee of $1,000 for attending Board and/or committee meetings or $250 for participating in telephonic meetings, to each of its directors who is not an employee or officer of the Company. Employees and officers of the Company who are also directors are not paid any such director fees. Each non-employee director is also reimbursed for expenses incurred in attending meetings. With the exception of Ethan Penner and Dean S. Adler, each director who is not an employee of the Company has also been granted 10-year options to acquire 15,000 Common Shares, 5,000 Common Shares of which may be acquired at an exercise price of $22 per Common Share (the price at which the Common Shares were sold to the public in the Company's initial public offering in February 1993), 5,000 Common Shares of which may be acquired at an exercise price of $30.75 per Common Share and 5,000 Common Shares of which may be acquired at an exercise price of $37.13 per Common Share, subject to equitable adjustment for stock splits, combinations, stock dividends and recapitalizations. Ethan Penner has been granted 10-year options to acquire 10,000 Common Shares, 5,000 Common Shares of which may be acquired at an exercise price of $30.75 per Common Share and 5,000 Common Shares of which may be acquired at an exercise price of $37.13 per Common Share. Dean Adler has been granted a 10-year option to acquire 5,000 Common Shares at an exercise price of $37.13 per Common Share. The optionees may elect to pay for the shares to be received upon exercise of the options in cash or through a cashless exercise procedure set forth in the agreement pursuant to which such options were granted.

     Non-employee directors are permitted to defer all or a portion of their fees pursuant to the Company's Directors' Deferred Compensation Plan. The plan is unfunded and participants' contributions are converted to units, the value of which fluctuate according to the market value of the Company's Common Shares. Messrs. Hulett and Adams elected to defer their 1997 fees pursuant to the plan. During their terms as directors, Messrs. Hulett and Adams have deferred compensation represented by 2,151 units and 978 units, respectively. As of December 31, 1997, these units were valued at $82,275 for Mr. Hulett and $37,420 for Mr. Adams.

                             EXECUTIVE COMPENSATION

     The following information is set forth with respect to the Company's Chief Executive Officer and the other four most highly compensated executive officers, each of whom was serving as an executive officer at December 31, 1997 (the "named executive officers").

                         I. SUMMARY COMPENSATION TABLE

                                                                            LONG TERM
                                             ANNUAL COMPENSATION       COMPENSATION AWARDS
                                           -----------------------   -----------------------
                                                                     RESTRICTED   SECURITIES
                                                                       STOCK      UNDERLYING      OTHER
                                  FISCAL                               AWARD       OPTIONS/    COMPENSATION
  NAME AND PRINCIPAL POSITION      YEAR    SALARY($)   BONUS($)(1)     (S)($)      SARS(#)        ($)(2)
  ---------------------------     ------   ---------   -----------   ----------   ----------   ------------
Scott A. Wolstein...............   1997     500,000      625,000          -0-      750,000        52,648
  President and Chief              1996     400,000      300,000      768,750(3)   100,000        49,380
  Executive Officer                1995     400,000      100,000           --          -0-        33,886

James A. Schoff.................   1997     275,000      275,000          -0-          -0-        41,345
  Executive Vice President         1996     275,000      137,500           --      120,000        46,609
  and Chief Operating Officer      1995     275,000       50,000           --       50,000        28,403

John R. McGill..................   1997     175,000      105,000          -0-          -0-           -0-
  Vice President and               1996     162,500       63,000           --       55,000           -0-
  Director of Development          1995     150,000       20,000           --       10,000           -0-

Joan U. Allgood.................   1997     175,000       87,500          -0-          -0-           -0-
  Vice President and               1996     162,500       43,750           --       55,000           -0-
  General Counsel                  1995     150,000       20,000           --       10,000           -0-

Loren F. Henry..................   1997     175,000       87,500          -0-          -0-         3,939
  Vice President and               1996     162,500       35,000           --       55,000         2,766
  Director of Management           1995     150,000       20,000           --       10,000         2,372

---------------

(1) For a description of the method used in determining the bonuses paid to Messrs. Wolstein and Schoff, see "Employment Agreements" and "Report of the Executive Compensation Committee of the Board of Directors."

(2) Represents the dollar value, at December 31, 1997, of contributions of Common Shares and Common Shares equivalents, respectively, made by the Company pursuant to the Company's Profit Sharing Plan and Trust and the Company's Elective Deferred Compensation Plan. The dollar value of the Company's contributions made pursuant to the Company's Profit Sharing Plan and Trust plan equalled $2,511, $2,131, $0, $0, and $3,039, respectively, for Mr. Wolstein, Mr. Schoff, Mr. McGill, Mrs. Allgood and Mr. Henry. The dollar value of contributions made pursuant to the Company's Elective Deferred Compensation Plan equalled $9,000, $4,689, $0, $0, and $900, respectively, for Mr. Wolstein, Mr. Schoff, Mr. McGill, Mrs. Allgood and Mr. Henry. In addition, Messrs. Wolstein and Schoff each received $10,000 allowances relating to fiscal year 1996 tax and financial planning expenses pursuant to their employment agreements. Messrs. Wolstein and Schoff also received other compensation aggregating $31,137 and $24,525, respectively, pursuant to their employment agreements.

(3) On July 17, 1996, Mr. Wolstein was granted 25,000 restricted Common Shares. Pursuant to the terms of the restricted shares agreement between the Company and Mr. Wolstein, 5,000 restricted shares vested immediately on the date of the grant. The remaining restricted shares vest in 5,000 share increments on each subsequent July 17th following the date of grant. Dividends on the restricted shares are payable in additional restricted shares.

                   II. OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth information with respect to the awarding of stock options in 1997 to the named executive officers included in the Summary Compensation Table.

                                            PERCENT OF TOTAL
                             NUMBER OF          OPTIONS
                             SECURITIES         GRANTED                                       GRANT DATE
                             UNDERLYING       TO EMPLOYEES      EXERCISE                       PRESENT
                            OPTIONS/SARS       IN FISCAL         PRICE        EXPIRATION        VALUE
           NAME                 (#)             YEAR(3)          ($/SH)          DATE           ($)(4)
           ----             ------------    ----------------    --------    --------------    ----------
Scott A. Wolstein.........    250,000(1)          26.3%         $  36.50    April 15, 2007    1,887,850
                              100,000(1)          10.5%         $38.3125      May 12, 2007      720,340
                              100,000(1)          10.5%         $  40.25      May 12, 2007      729,930
                              100,000(2)          10.5%         $  42.25      May 12, 2007      739,440
                              100,000(2)          10.5%         $ 44.375      May 12, 2007      747,890
                              100,000(2)          10.5%         $46.5625      May 12, 2007      756,250
James A. Schoff...........        -0-           --                 --             --             --
John R. McGill............        -0-           --                 --             --             --
Joan U. Allgood...........        -0-           --                 --             --             --
Loren F. Henry............        -0-           --                 --             --             --

---------------

(1) Options vest immediately and are therefore immediately exercisable.

(2) Options vest in one-third increments on each of the first three consecutive anniversaries of the date of grant and may be exercised, if at all, only with respect to those options which have vested.

(3) Based on options to purchase an aggregate of 951,180 Common Shares granted to employees during 1997.

(4) Based on the Black-Scholes options pricing model, adapted for use in valuing stock options granted to executives. The following assumptions were used in determining the values set forth in the table: (a) expected volatilities of
    31.5575 and 31.6868, which reflect the daily closing prices of the Common Shares on the New York Stock Exchange for the twelve-month period ended April 15, 1997 and May 12, 1997, (b) risk-free rates of return of 7.875% and 6.65% for the options which expire in April 2007 and May 2007, respectively (the "Options") (which percentage represents the yield on a United States Government Zero Coupon bond with a 10-year maturity prevailing on the date on which the respective options were granted), (c) dividend yields ranging from 5.4% to 6.9% for the Options (which percentage represents an annualized distribution of $2.52 per Common Share divided by the exercise prices of the Options) and (d) the exercise of the options at the end of their respective 10-year terms. No adjustments were made for nontransferability or risk of forfeiture of the options. The calculations were made using prices per Common Share and option exercise prices ranging from $36.50 to $46.5625 for the Options. The estimated present values in the table are not intended to provide, nor should they be interpreted as providing, any indication or assurance concerning future values of the Common Shares.

    III. AGGREGATE OPTION EXERCISES IN 1997 AND 1997 YEAR-END OPTION VALUES

     The following table sets forth information with respect to the value of options held by the named executive officers included in the Summary Compensation Table on December 31, 1997.

                                                                                       VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED        IN-THE-MONEY
                                                                OPTIONS AT 1997         OPTIONS AT 1997(1)
                                                                  YEAR-END(#)              YEAR-END($)
                                 SHARES                      ----------------------    --------------------
                               ACQUIRED ON       VALUE            EXERCISABLE/             EXERCISABLE/
            NAME               EXERCISE(#)    REALIZED($)        UNEXERCISABLE            UNEXERCISABLE
            ----               -----------    -----------        -------------            -------------
Scott A. Wolstein............    17,357         257,403       865,976/366,667           5,498,589/500,000
James A. Schoff..............    34,242         471,556        104,091/96,667           1,039,818/781,250
John R. McGill...............        --              --        59,999/40,001             712,500/308,750
Joan U. Allgood..............    25,000         427,866        34,999/40,001             347,134/308,750
Loren F. Henry...............    10,000          97,500        24,999/40,001             205,000/308,750

---------------

(1) Based on the market price of $38.25 at the close of trading on December 31, 1997.

          IV. LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

                                          PERFORMANCE               ESTIMATED FUTURE PAYOUTS UNDER
                          NUMBER           OR OTHER                   NON-STICK PRICE-BASED PLANS
                        OF SHARES,       PERIOD UNTIL       -----------------------------------------------
                         UNITS OR         MATURATION        THRESHOLD         TARGET                MAXIMUM
        NAME           OTHER RIGHTS        OR PAYOUT           (#)             (#)                    (#)
        ----           ------------    -----------------    ---------    ----------------           -------

Scott A. Wolstein....     15,000(1)    December 31, 2000     15,000      15,000 -- 100,000           100,000

---------------

(1) Mr. Wolstein entered into a Performance Unit Agreement with the Company pursuant to the 1996 Developers Diversified Realty Corporation's Equity-Based Award Plan. Under this agreement, Mr. Wolstein was granted 15,000 units (the "Performance Units"), which will be converted to between 15,000 and 100,000 of the Company's Common Shares based on annualized total shareholder return over a five-year period beginning on January 1, 1996.

EMPLOYMENT AGREEMENTS

     The Company has entered into separate employment agreements with Scott A. Wolstein and James A. Schoff. Each of these agreements has an "evergreen" provision which provides for an automatic extension of the agreement for an additional year at the end of each calendar year, subject to the right of either party to terminate by giving one year's prior written notice. Pursuant to their respective agreements, Messrs. Wolstein and Schoff are required to devote to the Company their entire business time. The agreements, as amended, provide for current annual base salaries of $500,000 and $275,000 for Messrs. Wolstein and Schoff, respectively, as well as the use of an automobile, membership in a golf club and a business club, and an allowance of up to $10,000 annually for financial planning and tax return preparation services. Pursuant to the agreements, Mr. Wolstein is entitled to a bonus of from 50% to 125% of his annual base salary, and Mr. Schoff is entitled to a bonus of from 25% to 100% of his annual base salary.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Until May, 1997, the members of the Executive Compensation Committee were Walter H. Teninga, Ethan Penner and Albert T. Adams. From May, 1997 through the present, the members of the Executive Compensation Committee were Dean S. Adler, Ethan Penner and Albert T. Adams. For a discussion of certain transactions between the Company and Mr. Adams, see "Certain Transactions."

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total return of a hypothetical investment in the Common Shares with the cumulative total return of a hypothetical investment in each of the Standard & Poor's Composite -- 500 Index and the NAREIT Equity REIT Total Return Index based on the respective market prices of each such investment on the dates shown below, assuming an initial investment of $100 on February 1, 1993 and the reinvestment of dividends.

                                                     Developers                            NAREIT
                                                    Diversified                         Equity REIT
               Measurement Period                      Realty           S&P 500         Total Return
             (Fiscal Year Covered)                  Corporation          Index             Index
2/1/93                                                         100               100               100
12/31/93                                                    137.59            107.74            106.70
12/31/94                                                    158.50            116.34            110.08
12/31/95                                                    163.71            150.00            126.89
12/31/96                                                    218.12            183.35            176.06
12/31/97                                                    239.64            249.04            219.33

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

INTRODUCTION

     The compensation of the Company's executive officers is currently determined by the Executive Compensation Committee of the Company's Board of Directors (the "Committee"). Until May, 1997, the Committee was comprised of Walter H. Teninga, Ethan Penner and Albert T. Adams; and after May, 1997, the Committee was comprised of Dean S. Adler, Ethan Penner and Albert T. Adams.

PHILOSOPHY

     The primary objectives of the Committee in determining executive compensation for 1997 were (i) to provide a competitive total compensation package that enables the Company to attract and retain qualified executives and align their compensation with the Company's overall business strategies and (ii) to provide each executive officer with a significant equity stake in the Company through stock options and, in the case of Scott A. Wolstein, through restricted stock grants and performance units.

     To this end, the Committee determined executive compensation consistent with a philosophy of compensating executive officers based on their responsibilities, the Company's performance and, with respect to Scott A. Wolstein and James A. Schoff, the achievement of established annual goals. The primary components of the Company's executive compensation program are (i) base salaries and certain other annual compensation, (ii) bonuses for certain executive officers and (iii) stock options and, in the case of Scott A. Wolstein, restricted stock grants and performance units. Each of these elements is discussed below.

COMPONENTS OF THE COMPENSATION PROGRAM

     Base Salaries and Certain Other Annual Compensation. The base salaries and certain other annual compensation for the Company's executive officers in 1997 were determined with reference to the experience of executives in the REIT industry which include companies that comprise the NAREIT Equity REIT Total Return Index, together with comparisons of compensation paid by companies of similar size in the industry, after consulting with the Company's investment advisors and the managing underwriters of certain public securities offerings of the Company. Additionally, in 1996 the Company engaged an independent consultant to assist in the design of a comprehensive executive compensation program for the Company's officers and key employees. Fundamental requirements of the program included the establishment of competitive compensation levels and the setting of rewards consistent with individual contributions.

     After analysis, and based upon the recommendation of the Company's independent consultant, the Committee determined that for 1997 the base salary of Mr. Wolstein should be increased to $500,000 per year in light of the compensation being paid to other chief executive officers in the REIT industry generally. Additionally, pursuant to their employment agreements, Messrs. Wolstein and Schoff also receive the use of an automobile, membership in a golf club and a business club and an allowance of up to $10,000 annually for financial planning and tax return preparation services. The Board of Directors believes that the annual compensation in addition to the base salary and allowance benefits the Company by facilitating the development of important relationships with members of the business community.

     Bonuses. The employment agreements for Scott A. Wolstein and James A. Schoff initially provided for annual bonuses based on the growth in the Company's Distributable Cash Flow per Common Share (as defined in the agreements). See "Employment Agreements." In 1995, the Committee elected to base the annual bonuses of Messrs. Wolstein and Schoff on the growth of the Company's Funds From Operations per Common Share. It was the Committee's belief that this measure of growth, which is used consistently throughout the REIT industry, better aligned the interests of the Company's key executive officers with the interests of the shareholders of the Company. The new bonus arrangement entitled Mr. Wolstein to a bonus of between 12.5% to 75% of his annual base salary, and Mr. Schoff of a bonus of between 9% to 55% of his annual base salary, if Funds From Operations per Common Share for any year exceeded, by 5% to 20% or more, the Funds From Operations per Common Share for the immediately preceding year. In 1995, Mr. Wolstein earned a bonus equal to 25% of his base salary, and Mr. Schoff earned a bonus equal to 18.2% of his base salary. In 1995, four other executive officers of the Company were also given bonus arrangements entitling them to incentive payments of between $10,000 and $40,000 per year if Funds From Operations per Common Share for such year exceeded, by 5%-20% or more, the Funds From Operations per Common Share for the immediately preceding year. In 1995, each of these executive officers earned a bonus of $20,000.

     In 1996, based on the recommendation of the Company's independent consultant, the Company amended its bonus arrangements with certain key employees, including Messrs. Wolstein and Schoff, to provide for annual performance bonuses based upon the participant's level of responsibility and salary, overall corporate performance and individual or qualitative performance. These bonus possibilities are in the form of target, minimum and maximum incentive opportunities which are attained if the Company reaches certain pre-determined performance benchmarks tied to Funds From Operations per Common Share and if the participants are given a favorable qualitative assessment of their individual contributions and efforts. In 1996, Mr. Wolstein earned a bonus equal to 75% of his base salary, and Mr. Schoff earned a bonus equal to 50% of his base salary. Additionally, in 1996, one other executive officer earned a bonus of 36% of his current annualized base salary, two other executive officers of the Company earned bonuses equal to 25% of their respective current annualized base salaries and one executive officer earned a bonus of 20% of his current annualized base salary.

     In 1997, Mr. Wolstein earned a bonus equal to 125% of his base salary, and Mr. Schoff earned a bonus equal to 100% of his base salary. Additionally, in 1997, one other executive officer earned a bonus of 60% of his current annualized base salary and three other executive officers of the Company earned bonuses equal to 50% of their respective current annualized base salaries.

     Restricted Shares and Performance Units. Mr. Wolstein has entered into a Restricted Shares Agreement and a Performance Unit Agreement with the Company, both pursuant to the 1996 Developers Diversified Realty Corporation's Equity-Based Award Plan. Pursuant to the Restricted Shares Agreement, Mr. Wolstein has been granted 25,000 Common Shares (the "Restricted Shares") which vest in 20% increments. The first 5,000 Restricted Shares vested on July 17, 1996, the date of grant, and additional increments of 5,000 Restricted Shares will vest each July 17th thereafter. Under the Performance Unit Agreement, Mr. Wolstein was granted 15,000 units (the "Performance Units"), the value of which will be determined by the performance of the Company's Common Shares over a five-year period beginning on January 1, 1996.

     Stock Options. All of the Company's executive officers are eligible to receive options to purchase Common Shares of the Company pursuant to the Developers Diversified Realty Corporation 1992 Employees' Share Option Plan (the "Employees' Share Option Plan") and the 1996 Developers Diversified Realty Corporation's Equity-Based Award Plan (the "1996 Award Plan"). The Company believes that stock option grants are a valuable motivating tool and provide a long-term incentive to management. Stock option grants reinforce long-term goals by providing the proper nexus between the interests of management and the interests of the Company's shareholders. Furthermore, due to an extraordinary number of transactions being conducted by the Company in 1997, the Committee granted options to purchase an aggregate of 750,000 Common Shares to Scott A. Wolstein. Of the options granted, 300,000 were awarded under the 1992 Employees' Share Option Plan and 100,000 were granted under the 1996 Award Plan. The remaining 350,000 options were granted outside of either plan due to limitations within those plans. The number of these options granted to Mr. Wolstein was determined by the Board of Directors and was based on the recommendation of the Company's independent consultant and the expected contribution of Mr. Wolstein to the performance of the Company.

                        EXECUTIVE COMPENSATION COMMITTEE
                               Walter H. Teninga
                                  Ethan Penner
                                Albert T. Adams
                                 Dean S. Adler

PROPOSAL TWO:  PROPOSED AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES
               OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY FROM 59,000,000 TO 109,000,000.

GENERAL

     The Board of Directors of the Company has adopted a resolution recommending that shareholders approve an amendment to the Company's Amended and Restated Articles of Incorporation (the "Articles") that would increase the number of authorized shares of the Company from 59,000,000 to 109,000,000 by increasing the number of authorized Common Shares from 50,000,000 to 100,000,000. The amendment would not change the authorized amount of the Company's preferred shares.

     If the amendment is approved by the stockholders, the first sentence of Article FOURTH of the Articles would be amended to read as follows:

          FOURTH: The authorized number of shares of the Corporation is 109,000,000, consisting of 100,000,000 Common Shares, without par value (hereinafter called "Common Shares"), and 1,500,000 Class A Cumulative Preferred Shares, without par value (hereinafter called "Class A Shares"), 1,500,000 Class B Cumulative Preferred Shares, without par value (hereinafter called "Class B Shares"), 1,500,000 Class C Cumulative Preferred Shares, without par value (hereinafter called "Class C Shares"), 1,500,000 Class D Cumulative Preferred Shares, without par value (hereinafter called "Class D Shares"), 1,500,000 Class E Cumulative Preferred Shares, without par value (hereinafter called "Class E Shares"), and 1,500,000 Noncumulative Preferred Shares, without par value (hereinafter called "Noncumulative Shares").

     As of March 1, 1998, the Company had approximately 27,814,000 Common Shares, without par value (the "Common Shares"), issued and outstanding and had reserved approximately 3,697,733 Common Shares for issuance upon the conversion of shares of preferred stock and other convertible securities and in connection with the Company's various employee benefit and compensation plans. This leaves approximately 24,116,267 authorized but unissued Common Shares available for future use.

     The Board of Directors believes that an increase in the number of authorized Common Shares is necessary to provide the Company with additional flexibility to meet its future business needs. If the proposed amendment is approved by the shareholders, the Company will have additional shares available for acquisitions, equity financings, equity compensation plans, stock dividends or stock splits and other corporate purposes. The additional shares would be available for issuance without further shareholder approval, except as may be required by applicable law or the rules of the New York Stock Exchange. Although the Company does not have any commitment or understanding at this time for the issuance of additional Common Shares (other than as permitted or required under the Company's employee benefit plans), the proposed amendment should enable the Company to take timely advantage of favorable opportunities and market conditions when they arise.

     The additional 50,000,000 Common Shares for which authorization is sought would be a part of the existing class of Common Shares and, if and when issued, would have the same rights and privileges as the Common Shares presently outstanding. Such additional Common Shares would not (and the Common Shares currently outstanding do not) entitle holders thereof to preemptive rights.

     The issuance of additional Common Shares could have a dilutive effect on earnings per share of the Common Shares and on the equity and voting power of those holding Common Shares at the time of issuance. In addition, the proposed amendment could have an anti-takeover effect, as additional Common Shares could be issued to dilute the stock ownership and voting power of, or increase the cost to, a person seeking to obtain control of the Company. However, the amendment is not being proposed in response to any known effort to accumulate Common Shares or obtain control of the Company.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of the holders of Common Shares entitling such holders to exercise a majority of the voting power of the Company is required to adopt the proposed amendment to the Articles.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE ARTICLES.

PROPOSAL THREE:  TO APPROVE THE 1998 DEVELOPERS DIVERSIFIED REALTY CORPORATION
                 EQUITY-BASED AWARD PLAN.

GENERAL

     The 1998 Developers Diversified Realty Corporation Equity-Based Award Plan (the "Award Plan") was adopted by the Company's Board of Directors on March 2, 1998 subject to approval by the Company's shareholders. The description herein is a summary of the Award Plan and is subject to and qualified by the complete text of the Award Plan.

     Although shareholder approval of the Award Plan is not otherwise required, such approval is being sought in order that (i) the shares reserved for issuance under the Award Plan may be listed on the New York Stock Exchange pursuant to the rules of the exchange and (ii) compensation attributable to equity-based awards will qualify as performance-based compensation, which would exempt such grants from the limits on the deductibility contained in the Omnibus Budget Reconciliation Act of 1993 (the "Act") for federal income tax purposes of certain corporate payments to executive officers.

     The rules of the New York Stock Exchange require shareholder approval of an award plan if such plan will grant awards to directors and officers of a company which has its shares listed on the exchange. Consequently, the Award Plan is being submitted to the Company's shareholders so that the shares reserved for issuance under the Award Plan may be listed on the New York Stock Exchange.

     The Award Plan is also being submitted to the Company's shareholders, in part, pursuant to the requirements of the Act. The Act amended the Internal Revenue Code to limit to $1 million per year the deduction allowed for federal income tax purposes for compensation paid to the Chief Executive Officer and the four other most highly compensated executive officers of a public company (the "Deduction Limit"). The Deduction Limit, which was effective beginning in 1994, applies to compensation which does not qualify for any of the limited number of exceptions provided for in the Act ("Non-Qualified Compensation"). Under the Act, the Deduction Limit does not apply to compensation paid under a plan that meets certain requirements for "performance-based compensation." Compensation attributable to a stock option is deemed to satisfy the requirement that compensation be paid on account of the attainment of one or more performance goals if (i) the grant is made by a committee of directors which meets certain criteria, (ii) the plan under which the option is granted states a maximum number of options which may be granted to any individual during a specified period and (iii) the amount of compensation the individual could receive is based solely on the increase in the value of the Common Shares after the date of grant. It is the Company's intent to structure the stock options and certain other awards granted under the Award Plan to satisfy the requirements for the performance-based compensation exception to the Deduction Limit and, thus, to preserve the full deductibility of all compensation paid thereunder to the extent practicable. As a consequence, the Board of Directors has directed that the Award Plan, as it applies to participants, be submitted to the Company shareholders for approval in accordance with the requirements for the performance-based compensation exception to the Deduction Limit. If the Award Plan is approved by the Company shareholders, stock options and certain other awards granted to participants under the Award Plan will not be subject to the Deduction Limit. If shareholders fail to approve the Award Plan, it will continue in effect; however, compensation attributable to such stock options and certain other awards granted pursuant to the Award Plan will be subject to the Deduction Limitation.

     The Award Plan provides for the grant to officers and other employees of the Company of options to purchase Common Shares of the Company ("Stock Options"), rights to receive the appreciation in value of Common Shares ("Share Appreciation Rights"), awards of Common Shares subject to restrictions on transfer ("Restricted Shares"), awards of Common Shares issuable in the future upon satisfaction of certain conditions ("Deferred Shares"), rights to purchase Common Shares ("Share Purchase Rights"), and other awards based on Common Shares ("Other Share-Based Awards") (Stock Options, Share Appreciation Rights, Restricted Shares, Deferred Shares, Share Purchase Rights and Other Share-Based Awards are collectively referred to herein as "Awards"). Under the terms of the Award Plan, Awards may be granted with respect to an aggregate of not more than 1,000,000 Common Shares (approximately 3.6% of the Common Shares outstanding), and no participant may receive Awards with respect to more than 500,000 Common Shares during any calendar year, subject to adjustment as described below. The Common Shares reserved for issuance under the Award Plan are in addition to the 375,000 Common Shares still reserved for issuance under the 1996 Award Plan and the 165,053 Common Shares still reserved for issuance under the 1992 Employees' Share Option Plan. The closing price of the Common Shares on the New York Stock Exchange on March 6, 1998 was $40.25. At that time, the aggregate market value of the 1,000,000 Common Shares proposed to be reserved for purposes of the Award Plan was $40,250,000.

     The purpose of the Award Plan is to enable the Company to attract, retain and reward key employees of the Company and strengthen the mutuality of interests between such key employees and the Company's shareholders, by offering such key employees equity or equity-based incentives. Currently, there are approximately employees eligible to participate in the Award Plan.

     The Award Plan is administered by the Granting Committee of the Company's Board of Directors (the "Committee"). The Committee consists of not less than three Board members, all of whom are Outside Directors (within the meaning set forth in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code")).

     The Committee has full power to interpret and administer the Award Plan and full authority to select participants to whom Awards will be granted and to determine the type and amount of Award(s) to be granted to each participant, the terms and conditions of Awards granted and the terms and conditions of the agreements evidencing Awards which will be entered into with participants. As to the selection and grant of Awards to participants who are not subject to Section 16(b), the Committee may delegate its responsibilities to members of the Company's management consistent with applicable law.

     The Committee has the authority to adopt, alter and repeal such rules, guidelines and practices governing the Award Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Award Plan and any Award issued under the Award Plan (and any agreements relating thereto); and otherwise to supervise the administration of the Award Plan.

TERMS OF STOCK OPTIONS

     The Committee may grant Stock Options that either (i) qualify as incentive stock options ("Incentive Stock Options") under Section 422A of the Code, (ii) do not so qualify ("Non-Qualified Stock Options"), or (iii) both. To qualify as an Incentive Stock Option, an option must meet certain requirements set forth in the Code. Options will be evidenced by the execution of a Stock Option Agreement in the form approved by the Committee.

     The option price per Common Share under a Stock Option will be determined by the Committee at the time of grant and will be not less than 100% of the fair market value of the Common Shares at the date of grant, or with respect to Incentive Stock Options, 110% of the fair market value of the Common Shares at the date of grant in the case of a participant who, at the date of grant, owns shares possessing more than 10% of the total combined voting power of all classes of stock of the Company.

     The term of each Stock Option will be determined by the Committee and may not exceed ten years from the date the option is granted or, with respect to Incentive Stock Options, five years in the case of a participant who, at the date of grant, owns shares possessing more than 10% of the total combined voting power of all classes of stock of the Company.

     The Committee will determine the time or times at which, and the conditions under which, each Stock Option may be exercised. Generally, options will not be exercisable prior to six months following the date of grant. No Stock Options are transferable by the optionee other than by will or by the laws of descent and distribution and all Stock Options are exercisable, during the optionee's lifetime, only by or on behalf of the optionee.

     Unless otherwise determined by the Committee at or after the time of grant, after any termination of employment by reason of disability or death, a Stock Option may be exercised (to the extent it was then exercisable, or would have become exercisable within one year) for a period of one year from the time of death or termination due to disability or on such accelerated basis as may be determined by the Committee.

     Unless otherwise determined by the Committee, if an optionee's employment terminates for any reason other than disability or death, all Stock Options shall terminate 90 days after the date employment terminates.

TERMS OF SHARE APPRECIATION RIGHTS

     The Committee shall determine the participants to whom and the time or times at which grants of Share Appreciation Rights ("SARs") will be made and the other terms and conditions thereof. Any SAR granted under the Award Plan shall be in such form as the Committee may from time to time approve. In the case of a Non-Qualified Stock Option, an SAR may be granted either at or after the time of the grant of the related Non-Qualified Stock Option. In the case of an Incentive Stock Option, an SAR may be granted in connection with the Incentive Stock Option at the time the Incentive Stock Option is granted and exercised at such times and under such conditions as may be specified by the Committee in the participant's Stock Option Agreement.

     SARs generally entitle the holder to receive an amount in cash or Common Shares (as determined by the Committee) equal in value to the excess of the fair market value of a Common Share on the date of exercise of the SAR over the per share exercise price of the related Stock Option. The Committee may limit the amount that the participant will be entitled to receive upon exercise of any SAR.

     Upon exercise of an SAR and surrender of the related portion of the underlying Stock Option, the related Stock Option is deemed to have been exercised. SARs will be exercisable only to the extent that the Stock Options to which they relate are exercisable; provided that an SAR granted to a participant who is subject to Section 16(b) will not be exercisable at any time prior to six months and one day from the date of grant, except in the event of death of the holder.

     SARs shall be transferable and exercisable to the extent and under the same conditions as the underlying Stock Option.

TERMS OF AWARDS OF RESTRICTED SHARES

     The Committee may grant Restricted Shares Awards and determine when and to whom such grants will be made, the number of shares to be awarded, the date or dates upon which Restricted Shares Awards will vest, the time or times within which such Awards may be subject to forfeiture, and all other terms and conditions of such Awards. The Committee may condition Awards of Restricted Shares on the attainment of performance goals or such other factors as the Committee may determine.

     Subject to the provisions of the Award Plan and the applicable Restricted Shares Award agreement, during a period set by the Committee commencing with the date of the Award (the "Restriction Period"), the participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber such Restricted Shares, except by will or by the laws of descent and distribution. The Committee may permit such restrictions to lapse in installments within the Restricted Period or may accelerate or waive such restrictions in whole or in part, based on service, performance or such other factors and criteria as the Committee may determine. Prior to the lapse of the restrictions on the Restricted Shares, the participant will have all rights of a shareholder with respect to the shares, including voting and dividend rights (except that the Committee may permit or require the payment of cash dividends to be deferred and reinvested in additional Restricted Shares or otherwise reinvested), subject to the conditions and restrictions on transferability of such Restricted Shares or such other restrictions as are enumerated specifically in the participant's Restricted Shares Award agreement. Unless the Committee or Board determines otherwise, share dividends issued with respect to Restricted Shares shall be treated as additional Restricted Shares that are subject to the same restrictions and other terms and conditions that apply to the Restricted Shares with respect to which such dividends are issued.

     If a participant's employment by the Company terminates by reason of death or disability, any Restricted Shares held by such participant shall thereafter vest or any restriction shall lapse, to the extent such Restricted Shares would have become vested or no longer subject to restriction within one year from the time of death or termination due to disability had the participant continued to fulfill all of the conditions of the Restricted Shares Award during such period (or on such accelerated basis as the Committee may determine at or after grant).

     In the event that a participant who holds Restricted Shares terminates employment for any reason other than death or disability, the participant will forfeit such shares that are unvested or subject to restrictions in accordance with the applicable provisions of the Award agreement and in accordance with the terms and conditions established by the Committee.

TERMS OF AWARDS OF DEFERRED SHARES

     The Committee may grant Awards of Deferred Shares under the Award Plan, which will be evidenced by an agreement between the Company and the participant. The Committee determines when and to whom Deferred Shares will be awarded, the number of shares to be awarded, and the duration of the period during which, and the conditions under which, receipt of shares will be deferred. The Committee may condition an Award of Deferred Shares on the attainment of specified performance goals or such other factors as the Committee may determine.

     Deferred Shares Awards generally may not be sold, assigned, transferred, pledged or otherwise encumbered during the deferral period. At the expiration of the deferral period, share certificates shall be delivered to the participant in a number equal to the shares covered by the Deferred Shares Award. Unless otherwise determined by the Committee at grant, amounts equal to any dividends declared during the deferral period with respect to the number of shares covered by a Deferred Shares Award will be paid to the participant currently, or deferred and deemed to be reinvested in additional Deferred Shares, or otherwise reinvested, all as determined by the Committee.

     If a participant's employment by the Company terminates by reason of death or disability, any Deferred Shares held by such participant will thereafter vest or any restriction lapse, to the extent such Deferred Shares would have become vested or no longer subject to restriction within one year from the time of death or termination due to disability had the participant continued to fulfill all of the conditions of the Deferred Shares Award during such period (or on such accelerated basis as the Committee may determine at or after grant).

     Unless otherwise determined by the Committee, if a participant's employment by the Company terminates for any reason other than death or disability, the Deferred Shares which are unvested or subject to restriction will thereupon be forfeited. Any restrictions under a Deferred Shares Award may be accelerated or waived by the Committee at any time.

TERMS OF AWARDS OF SHARE PURCHASE RIGHTS

     The Committee may grant Share Purchase Rights which will enable a participant to purchase Common Shares: (i) at the fair market value of such shares on the date of grant, or (ii) at 85% of such fair market value on such date if the grant of Share Purchase Rights is made in lieu of cash compensation. The Committee determines when and to whom Share Purchase Rights will be made, and the number of shares which may be purchased. The Committee may also impose such deferral, forfeiture or other terms and conditions as it determines on such Share Purchase Rights or the exercise thereof. Each Share Purchase Rights Award will be confirmed by, and be subject to the terms of, a Share Purchase Rights agreement, and payment upon exercise will be in such form as the Committee may specify.

     Share Purchase Rights may contain such additional terms and conditions as the Committee shall deem desirable, and shall generally be exercisable for such period as shall be determined by the Committee. However, the Committee may provide, in its sole discretion, that the Share Purchase Rights of persons potentially subject to Section 16(b) shall not become exercisable until six months and one day after the grant date.

TERMS OF OTHER SHARE-BASED AWARDS

     The Committee may grant other Awards of Common Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Common Shares (including, without limitation, performance shares, convertible preferred shares, convertible debentures, exchangeable securities and Common Share Awards or options valued by reference to book value or subsidiary performance). Other Share-Based Awards may be granted either alone, in addition to or in tandem with other Awards granted under the Award Plan or cash awards made outside the Award Plan.

     Generally, Common Shares awarded pursuant to Other Share-Based Awards may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period or requirement is satisfied or lapses. In addition, the recipient of such an Award will usually be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the Award, as determined at the time of the Award by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Common Shares or otherwise reinvested. Common Shares covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee. In the event of the participant's disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed with respect to any or all of such Award.

     Each Other Share-Based Award shall be confirmed by, and subject to the terms of, an agreement or other instrument between the Company and the participant. Common Shares (including securities convertible into Common Shares) issued on a bonus basis as Other Share-Based Awards shall be issued for no cash consideration. Common Shares (including securities convertible into Common Shares) purchased pursuant to Other Share-Based Awards shall bear a price of at least 85% of the fair market value of the Common Shares on the date of grant.

CHANGE IN CONTROL

     Certain acceleration and valuation provisions take effect with respect to Awards upon the occurrence of a Change in Control or a Potential Change in Control (as defined in the Award Plan) of the Company.

     In the event of a Change in Control or a Potential Change in Control, any Stock Options, Restricted Shares, Deferred Shares, Share Purchase Rights and Other Share-Based Awards awarded under the Award Plan shall become fully vested, and SARs shall become immediately exercisable, on the date of the Change in Control or Potential Change in Control. All outstanding Stock Options, SARs, Restricted Shares, Deferred Shares, Share Purchase Rights and Other Share-Based Awards, in each case to the extent vested, will, unless otherwise determined by the Committee at or after grant, but prior to any Change in Control or Potential Change in Control, be cashed out for the Change in Control Price (as defined in the Award Plan).

ADJUSTMENTS FOR STOCK DIVIDENDS, MERGERS, ETC.

     In the event of any merger, reorganization, consolidation, recapitalization, stock split, stock dividend or other change in corporate structure affecting the Common Shares, the Committee shall make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Award Plan, in the number and option price of shares subject to outstanding Stock Options, in the number and purchase price of shares subject to outstanding Share Purchase Rights and in the number of shares subject to other outstanding Awards under the Award Plan as it determines to be appropriate, provided that the number of Common Shares subject to any Award shall always be a whole number. Any fractional shares will be eliminated.

TERMINATION AND AMENDMENT OF THE AWARD PLAN

     Options may be granted under the Award Plan at any time until and including May 11, 2008, on which date the Award Plan will expire except as to options then outstanding. Options outstanding at that time will remain in effect until they have been exercised or have expired.

FEDERAL TAX CONSEQUENCES

     With respect to Incentive Stock Options, in general, for federal income tax purposes under present law:

          (i) Neither the grant nor the exercise of an Incentive Stock Option, by itself, results in income to the optionee; however, the excess of the fair market value of the Common Shares at the time of exercise over the option price is includable in alternative minimum taxable income (unless there is a disposition of the Common Shares acquired upon exercise of the Option in the taxable year of exercise) which may, under certain circumstances, result in an alternative minimum tax liability to the optionee.

          (ii) If the Common Shares acquired upon exercise of an Incentive Stock Option are disposed of in a taxable transaction after the later of two years from the date on which the Option is granted or one year from the date on which such Common Shares are transferred to the optionee, capital gain or loss will be realized by the optionee in an amount equal to the difference between the amount realized by the optionee and the optionee's basis which, except as provided in (v) below, is the exercise price.

          (iii) Except as provided in (v) below, if the Common Shares acquired upon the exercise of an Incentive Stock Option are disposed of within the two-year period from the date of grant or the one-year period after the transfer of the Common Shares to the optionee (a "disqualifying disposition"):

             (a) Ordinary income will be realized by the optionee at the time of such disposition in the amount of the excess, if any, of the fair market value of the Common Shares at the time of such exercise over the option price, but not in an amount exceeding the excess, if any, of the amount realized by the optionee over the option price.

             (b) Short-term, mid-term or long-term capital gain will be realized by the optionee at the time of any such taxable disposition in an amount equal to the excess, if any, of the amount realized over the fair market value of the Common Shares at the time of such exercise.

             (c) Short-term, mid-term or long-term capital loss will be realized by the optionee at the time of any such taxable disposition in an amount equal to the excess, if any, of the option price over the amount realized.

          (iv) No deduction will be allowed to the Company with respect to Incentive Stock Options granted or Common Shares transferred upon exercise thereof, except that if a disposition is made by the optionee within the two-year period or the one-year period referred to above, the Company will be entitled to a deduction in the taxable year in which the disposition occurred in an amount equal to the amount of ordinary income realized by the optionee making the disposition.

          (v) With respect to the exercise of an Incentive Stock Option and the payment of the option price by the delivery of Common Shares, to the extent that the number of Common Shares received does not exceed the number of Common Shares surrendered, no taxable income will be realized by the optionee at that time, the tax basis of the Common Shares received will be the same as the tax basis of the Common Shares surrendered, and the holding period (except for purposes of the one-year period referred to in (iii) above) of the optionee in Common Shares received will include his holding period in the Common Shares surrendered. To the extent that the number of Common Shares received exceeds the number of Common Shares surrendered, no taxable income will be realized by the optionee at that time; such excess Common Shares will be considered Incentive Stock Option stock with a zero basis; and the holding period of the optionee in such Common Shares will begin on the date such Common Shares are transferred to the optionee. If the Common Shares surrendered were acquired as the result of the exercise of an Incentive Stock Option and the surrender takes place within two years from the date the Option relating to the surrendered Common Shares was granted or within one year from the date of such exercise, the surrender will result in a disqualifying disposition and the optionee will realize ordinary income at that time in the amount of the excess, if any, of the fair market value at the time of exercise of the Common Shares surrendered over the basis of such Common Shares. If any of the Common Shares received are disposed of in a disqualifying disposition, the optionee will be treated as first disposing of the Common Shares with a zero basis.

     With respect to Nonqualified Stock Options, in general, for federal income tax purposes under present law:

          (i) The grant of a Nonqualified Stock Option, by itself, does not result in income to the optionee.

          (ii) Except as provided in (v) below, the exercise of a Nonqualified Stock Option (in whole or in part, according to its terms) results in ordinary income to the optionee at that time in an amount equal to the excess (if any) of the fair market value of the Common Shares on the date of exercise over the option price.

          (iii) Except as provided in (v) below, the tax basis of the Common Shares acquired upon exercise of a Nonqualified Stock Option, which is used to determine the amount of any capital gain or loss on a future taxable disposition of such shares, is the fair market value of the Common Shares on the date of exercise.

          (iv) No deduction is allowable to the Company upon the grant of a Nonqualified Stock Option but, upon the exercise of a Nonqualified Stock Option, a deduction is allowable to the Company at that time in an amount equal to the amount of ordinary income realized by the optionee exercising such Option if the Company deducts and withholds appropriate federal withholding tax.

          (v) With respect to the exercise of a Nonqualified Stock Option and the payment of the option price by the delivery of Common Shares, to the extent that the number of Common Shares received does not exceed the number of Common Shares surrendered, no taxable income will be realized by the optionee at that time, the tax basis of the Common Shares received will be the same as the tax basis of the Common Shares surrendered, and the holding period of the optionee in the Common Shares received will include his holding period in the Common Shares surrendered. To the extent that the number of Common Shares received exceeds the number of Common Shares surrendered, ordinary income will be realized by the optionee at that time in the amount of the fair market value of such excess Common Shares; the tax basis of such excess Common Shares will be equal to the fair market value of such Common Shares at the time of exercise; and the holding period of the optionee in such Common Shares will begin on the date such Common Shares are transferred to the optionee.

     The Company is no longer entitled to deduct annual remuneration in excess of $1 million (the "Deduction Limitation") paid to certain of its employees unless such remuneration satisfies an exception to the Deduction Limitation, including an exception for performance-based compensation. Thus, unless options granted under the Award Plan satisfy an exception to the Deduction Limitation, the Company's deduction with respect to

Nonqualified Stock Options and Incentive Stock Options with respect to which the holding periods set forth above are not satisfied will be subject to the Deduction Limitation.

     Under Treasury Regulations, compensation attributable to a stock option is deemed to satisfy the performance-based compensation exception if:

             "the grant is made by the compensation committee; the plan under which the option . . . is granted states the maximum number of shares which respect to which options may be granted during a specified period to any employee; and, under the terms of the option . . ., the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant"

     If Proposal Three is approved by the shareholders and a compensation committee comprised solely of two or more "outside directors" within the meaning of Section 162(m) of the Code makes the grants, the Company's deduction with respect to options granted under the Award Plan would not be subject to the Deduction Limitation.

     The federal income tax information presented herein is only a general summary of the applicable provisions of the Code and regulations promulgated thereunder as in effect on the date of this Proxy Statement. The actual federal, state, local, and foreign tax consequences to the optionee may vary depending upon his particular circumstances.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of the holders of Common Shares entitling such holders to exercise a majority of the voting power of the Company is required to adopt this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE 1998 DEVELOPERS DIVERSIFIED REALTY CORPORATION EQUITY-BASED AWARD PLAN.

                              CERTAIN TRANSACTIONS

MANAGEMENT FEES

     The Company received management and leasing fee income of approximately $127,268 in 1997 pursuant to management agreements with certain partnerships owned by Mr. Bert L. Wolstein and one partnership owned by Messrs. B. Wolstein and McGill.

LEASE OF CORPORATE HEADQUARTERS

     The Company leases its corporate headquarters in Moreland Hills, Ohio, from the spouse of Mr. B. Wolstein. Annual rental payments aggregating approximately $312,390 were made in 1997 by the Company. Rental payments under the lease include payment by the Company of all maintenance and insurance expenses, real estate taxes and operating expenses. The Company currently occupies the space pursuant to the terms of a lease which expires on December 31, 2009.

LEGAL REPRESENTATION

     Albert T. Adams, a director of the Company, is a partner of the law firm Baker & Hostetler LLP in Cleveland, Ohio. The Company retained that firm during fiscal year 1997 to provide various legal services. The dollar amount of fees that the Company paid to that firm did not exceed five percent of that firm's gross revenue for the year. The Company expects that Baker & Hostetler LLP will continue to provide such services during 1998.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and owners of more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities of the Company. Executive officers, directors and owners of more than 10% of the Common Shares are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1997, all
Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with, except as noted below.

     Scott A. Wolstein filed one late report on Form 4 to report three transactions that were not reported on a timely basis. Messrs. Adler and Penner each failed to timely file a Form 3. Mr. Penner also failed to timely file a Form 5.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Price Waterhouse LLP served as independent public accountants to the Company in 1997 and is expected to do so in 1998. A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting.

                 SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Any shareholder proposals intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received by the Company at 34555 Chagrin Boulevard, Moreland Hills, Ohio, on or before December 12, 1998, for inclusion in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting of Shareholders.

                                 OTHER MATTERS

     If the enclosed proxy is properly executed and returned to the Company, the persons named in it will vote the shares represented by such proxy at the meeting. The form of proxy permits specification of a vote for the election of directors as set forth under "Election of Directors," the withholding of authority to vote in the election of directors, or the withholding of authority to vote for one or more specified nominees. With respect to proposals TWO and THREE, the form of proxy permits specification of vote for, against or in abstention with respect to the respective proposals.

     Where a choice has been specified in the proxy, the shares represented will be voted in accordance with such specification. If no specification is made, such shares will be voted at the meeting to elect directors as set forth under "Election of Directors" above and FOR Proposals TWO and THREE, above. Under Ohio law and the Company's Amended and Restated Articles of Incorporation, broker non-votes and abstaining votes will not be counted in favor of or against any nominee. Under Ohio law and the Company's Amended and Restated Articles of Incorporation, broker non-votes and abstaining votes with respect to Proposal TWO and THREE will in effect be votes against such proposals. If any other matters shall properly come before the meeting, the persons named in the proxy will vote thereon in accordance with their judgment. Management does not know of any other matters which will be presented for action at the meeting.

                                          By order of the Board of Directors,

                                          JOAN U. ALLGOOD
                                          Secretary

Dated: April   , 1998

                 1998 DEVELOPERS DIVERSIFIED REALTY CORPORATION

                             EQUITY-BASED AWARD PLAN

SECTION 1.  PURPOSE; DEFINITIONS.

                  The purpose of the 1998 Developers Diversified Realty Corporation Equity-Based Award Plan (the "Plan") is to enable Developers Diversified Realty Corporation (the "Company") and its Subsidiaries (as defined below) to attract, retain and reward employees of the Company and its Subsidiaries and strengthen the mutuality of interests between those employees and the Company's shareholders by offering the employees equity or equity-based incentives thereby increasing their proprietary interest in the Company's business and enhancing their personal interest in the Company's success.

                  For purposes of the Plan, the following terms are defined as follows:

                  (a) "Affiliate" means any entity (other than the Company and any Subsidiary) that is designated by the Board as a participating employer under the Plan.

                  (b) "Award" means any award of Stock Options, Share Appreciation Rights, Restricted Shares, Deferred Shares, Share Purchase Rights or Other Share-Based Awards under the Plan.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Change in Control" has the meaning set forth in Section 11(b).

                  (e) "Change in Control Price" has the meaning set forth in
         Section 11(d).

                  (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

                  (g) "Committee" means the Granting Committee of the Board of the Company.

                  (h) "Company" means Developers Diversified Realty Corporation, an Ohio corporation, or any successor corporation.

                  (i) "Deferred Shares" means an Award of the right to receive Shares at the end of a specified deferral period granted pursuant to
         Section 8.

                  (j) "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

                  (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (l) "Fair Market Value" means, as of a given date, (in order of applicability): (i) the closing price of a Common Share on the principal exchange on which the Common Shares are then trading, if any, on the day immediately prior to such date, or if Common Shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if Common Shares are not traded on an exchange but are quoted on NASDAQ or a successor quotation system, (A) the last sale price (if Common Shares are then listed as a National Market Issue under the NASD National Market System) or (B) if Common Shares are not then so listed, the mean between the closing representative bid and asked prices for Common Shares on the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Shares are not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for Common Shares, on the day previous to such date, as determined in good faith by the Committee; or (iv) if Common Shares are not publicly traded, the fair market value established by the Committee acting in good faith.


                  (m) "Incentive Stock Option" means any Stock Option intended to be and designated as, and that otherwise qualifies as, an "Incentive Stock Option" within the meaning of Section 422 of the Code or any successor section thereto.

                  (n) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

                  (o) "Other Share-Based Awards" means an Award granted pursuant to Section 10 that is valued, in whole or in part, by reference to, or is otherwise based on, Shares.

                  (p) "Outside Director" has the meaning set forth in Section 162(m) of the Code and the regulations promulgated thereunder.

                  (q) "Plan" means the 1998 Developers Diversified Realty Corporation Equity-Based Award Plan, as amended from time to time.

                  (r) "Potential Change in Control" has the meaning set forth in
         Section 11(c).

                  (s) "Restricted Shares" means an Award of Shares that is granted pursuant to Section 7 and is subject to restrictions.

                  (t) "Section 16 Participant" means a participant under the Plan who is subject to Section 16 of the Exchange Act.

                  (u) "Share Appreciation Right" means an Award of a right to receive an amount from the Company that is granted pursuant to Section 6.

                  (v) "Shares" means the Common Shares, without par value, of the Company.

                  (w) "Stock Option" or "Option" means any option to purchase Shares (including Restricted Shares and Deferred Shares, if the Committee so determines) that is granted pursuant to Section 5.

                  (x) "Share Purchase Right" means an Award of the right to purchase Shares that is granted pursuant to Section 9.

                  (y) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in that chain.


SECTION 2.  ADMINISTRATION.

                  The Plan shall be administered by the Committee. The Committee shall consist of not less than three directors of the Company, all of whom shall be Outside Directors. Those directors shall be appointed by the Board and shall serve as the Committee at the pleasure of the Board. The functions of the Committee specified in the Plan shall be exercised by the Board if and to the extent that no Committee exists that has the authority to so administer the Plan.

                  The Committee shall have full power to interpret and administer the Plan and full authority to select the individuals to whom Awards will be granted and to determine the type and amount of any Award to be granted to each participant, the consideration, if any, to be paid for any Award, the timing of each Award, the terms and conditions of any Award granted under the Plan and the terms and conditions of the related agreements that will be entered into with participants. As to the selection of and grant of Awards to participants who are not Executive Officers or Section 16 Participants, the Committee may delegate its responsibilities to members of the Company's management in any manner consistent with applicable law.

                  The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto); to direct employees of the Company or other advisors to prepare such materials or perform such analyses as the Committee deems necessary or appropriate; and otherwise to supervise the administration of the Plan.

                  Any interpretation or administration of the Plan by the Committee, and all actions and determinations of the Committee, shall be final, binding and conclusive on the Company, its shareholders, Subsidiaries, Affiliates, all participants in the Plan, their respective legal representatives, successors and assigns, and all persons claiming under or through any of them. No member of the Board or of the Committee shall incur any liability for any action taken or omitted, or any determination made, in good faith in connection with the Plan.


SECTION 3.  SHARES SUBJECT TO THE PLAN.

                  (a) Aggregate Shares Subject to the Plan. Subject to adjustment as provided in Section 3(c), the total number of Shares reserved and available for Awards under the Plan is 1,000,000. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

                  (b) Forfeiture or Termination of Awards of Shares. If any Shares subject to any Award granted hereunder are forfeited or an Award otherwise terminates or expires without the issuance of Shares, the Shares subject to that Award shall again be available for distribution in connection with future Awards under the Plan as set forth in Section 3(a), unless the participant who had been awarded those forfeited Shares or the expired or terminated Award has theretofore received dividends or other benefits of ownership with respect to those Shares. For purposes hereof, a participant shall not be deemed to have received a benefit of ownership with respect to those Shares by the exercise of voting rights, or by the accumulation of dividends that are not realized because of the forfeiture of those Shares or the expiration or termination of the related Award without issuance of those Shares.

                  (c) Adjustment. In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split, combination of shares or other change in corporate structure of the Company affecting the Shares, such substitution or adjustment shall be made in the aggregate number of Shares reserved for issuance under the Plan, in the number and option price of Shares subject to outstanding options granted under the Plan in the number and purchase and purchase price of Shares subject to outstanding Share Purchase Rights granted under the Plan, in the number of Share Appreciation Rights granted under the Plan and in the number of Shares subject to Restricted Share Awards, Deferred Share Awards and any other outstanding Awards granted under the Plan as may be approved by the Committee, in its sole discretion, but the number of Shares subject to any Award shall always be a whole number. Any fractional Shares shall be eliminated.

                  (d) Annual Award Limit. No participant may be granted Stock Options or other Awards under the Plan with respect to an aggregate of more than 500,000 Shares (subject to adjustment as provided in Section 3(c) hereof) during any calendar year.


SECTION 4.  ELIGIBILITY.

                  Grants may be made from time to time to those officers and key employees of the Company who are designated by the Committee in its sole and exclusive discretion. Eligible persons may include, but shall not necessarily be limited to, officers of the Company and any Subsidiary, excluding members of the Committee; however, Stock Options intended to qualify as Incentive Stock Options shall only be granted to eligible persons while actually employed by the Company or a Subsidiary. The Committee may grant more than one Award to the same eligible person. No Award shall be granted to any eligible person during any period of time when such eligible person is on a leave of absence.


SECTION 5.  STOCK OPTIONS.

                  (a) Grant. Stock Options may be granted alone, in addition to or in tandem with other Awards granted under the Plan or cash awards made outside the Plan. The Committee shall determine the individuals to whom, and the time or times at which, grants of Stock Options will be made, the number of Shares purchasable under each Stock Option and the other terms and conditions of the Stock Options in addition to those set forth in Sections 5(b) and 5(c). Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

                  Stock Options granted under the Plan may be of two types which shall be indicated on their face: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Subject to Section 5(c), the Committee shall have the authority to grant to any participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options.

                  (b) Terms and Conditions. Options granted under the Plan shall be evidenced by an agreement ("Option Agreements"), shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                           (1) Option Price. The option price per share of
                  Shares purchasable under a Non-Qualified Stock Option or an Incentive Stock Option shall be determined by the Committee at the time of grant and shall be not less than 100% of the Fair Market Value of the Shares at the date of grant (or, with respect to an Incentive Stock Option, 110% of the Fair Market Value of the Shares at the date of grant in the case of a participant who at the date of grant owns Shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its parent or Subsidiary corporations (as determined under Sections 424(d),
                  (e) and (f) of the Code)).

                           (2) Option Term. The term of each Stock Option shall
                  be determined by the Committee and may not exceed ten years from the date the Option is granted (or, with respect to an Incentive Stock Option, five years in the case of a participant who at the date of grant owns Shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its parent or Subsidiary corporations (as determined under Sections 424(d),
                  (e) and (f) of the Code)).

                           (3) Exercise. Stock Options shall be exercisable at
                  such time or times and shall be subject to such terms and conditions as shall be determined by the Committee at or after grant; but, except as provided in Section 5(b)(6) and Section 11, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to six months and one day following the date of grant. If any Stock Option is exercisable only in installments or only after specified exercise dates, the Committee may waive, in whole or in part, such installment exercise provisions, and may accelerate any exercise date or dates, at any time at or after grant based on such factors as the Committee shall determine, in its sole discretion.

                           (4) Method of Exercise. Subject to any installment
                  exercise provisions that apply with respect to any Stock Option, and the six month and one day holding period set forth in Section 5(b)(3), that Stock Option may be exercised in whole or in part, at any time during the Option period, by the holder thereof giving to the Company written notice of exercise specifying the number of Shares to be purchased.

                           That notice shall be accompanied by payment in full
                  of the Option price of the Shares for which the Option is exercised, in cash or Shares or by check or such other instrument as the Committee may accept. The value of each such Share surrendered or withheld shall be 100% of the Fair Market Value of the Shares on the date the option is exercised.

                           No Shares shall be issued on an exercise of an Option
                  until full payment has been made. A participant shall not have rights to dividends or any other rights of a shareholder with respect to any Shares subject to an Option unless and until the participant has given written notice of exercise, has paid in full for those Shares, has given, if requested, the representation described in Section 14(a), and those Shares have been issued to him.

                           (5) Non-Transferability of Options. No Stock Option
                  shall be transferable by any participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code or the Employment Retirement Income Security Act of 1974, as amended) except that, if so provided in the Option Agreement, the participant may transfer the Option, other than an Incentive Stock Option, during his lifetime to one or more members of his family, to one or more trusts for the benefit of one or more of his family, or to a partnership or partnerships of members of his family, provided that no consideration is paid for the transfer and that the transfer would not result in the loss of any exemption under Rule 16b-3 of the Exchange Act with respect to any Option. The transferee of an Option will be subject to all restrictions, terms and conditions applicable to the Option prior to its transfer, except that the Option will not be further transferable by the transferee other than by will or by the laws of descent and distribution.

                           (6) Termination by Death. Subject to Section 5(c), if
                  any participant's employment with the Company or any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by that participant may thereafter be exercised, to the extent that Option was exercisable at the time of death or would have become exercisable within one year from the time of death had the participant continued to fulfill all conditions of the Option during that period (or on such accelerated basis as the Committee may determine at or after grant), by the estate of the participant (acting through its fiduciary), for a period of one year (or such other period as the Committee may specify at or after grant) from the date of that death. The balance of the Stock Option shall be forfeited.

                           (7) Termination by Reason of Disability. Subject to
                  Sections 5(b)(3) and 5(c), if a participant's employment with the Company or any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by that participant may thereafter be exercised, to the extent that Option was exercisable at the time of termination or would have become exercisable within one year from the time of termination had the participant continued to fulfill all conditions of the Option during that period (or on such accelerated basis as the Committee may determine at or after grant), by the participant or by the participant's duly authorized legal representative if the participant is unable to exercise the Option as a result of the participant's Disability, for a period of one year (or such other period as the Committee may specify at or after grant) from the date of such termination of employment, but in no event may any such Option be exercised prior to six months and one day from the date of grant; and if the participant dies within that one-year period (or such other period as the Committee shall specify at or after grant), any unexercised Stock Option held by that participant shall thereafter be exercisable by the estate of the participant (acting through its fiduciary) to the same extent to which it was exercisable at the time of death, for a period of one year from the date of that termination of employment. The balance of the Stock Option shall be forfeited.

                           (8) Other Termination. Unless otherwise determined by
                  the Committee at or after the time of granting any Stock Option, if a participant's employment with the Company or any Subsidiary or Affiliate terminates for any reason other than death or Disability, all Stock Options held by that participant shall terminate 90 days after the date employment terminates.

                  (c) Incentive Stock Options. Notwithstanding Sections 5(b)(6) and (7), an Incentive Stock Option shall be exercisable by (i) a participant's authorized legal representative (if the participant is unable to exercise the Incentive Stock Option as a result of the participant's Disability) only if, and to the extent, permitted by
         Section 422 of the Code and (ii) by the participant's estate, in the case of death, or authorized legal representative, in the case of Disability, no later than 10 years from the date the Incentive Stock Option was granted (in addition to any other restrictions or limitations that may apply). Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the participants affected, to disqualify any Incentive Stock Option under that Section 422 or any successor Section thereto.

                  (d) Buyout Provisions. The Committee may at any time buy out for a payment in cash, Shares, Deferred Shares or Restricted Shares an Option previously granted, based on such terms and conditions as the Committee shall establish and agree upon with the participant, but no such transaction involving a Section 16 Participant shall be structured or effected in a manner that would result in any liability on the part of the participant under Section 16(b) of the Exchange Act or the rules and regulations promulgated thereunder.

                  (e) Certain Reissuance of Stock Options. To the extent Common Shares are surrendered by a participant in connection with the exercise of a Stock Option in accordance with Section 5(b), the Committee may in its sole discretion grant new Stock Options to such participant (to the extent Common Shares remain available for Awards), subject to the following terms and conditions:

                           (1) The number of Common Shares shall be equal to the
                  number of Common Shares being surrendered by the participant;

                           (2) The option price per Common Share shall be equal
                  to the fair market value of Common Shares, determined on the date of exercise of the Stock Options whose exercise caused such Award; and

                           (3) The terms and conditions of such Stock Options
                  shall in all other respects replicate such terms and conditions of the Stock Options whose exercise caused such Award, except to the extent such terms and conditions are determined to not be wholly consistent with the general provisions of this Section 5, or in conflict with the remaining provisions of this Plan.


SECTION 6.  SHARE APPRECIATION RIGHTS.

                  (a) Grant. Share Appreciation Rights may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or, if the Option is a Non-Qualified Stock Option, by an amendment to the Option at any time thereafter during the term of the Option. Share Appreciation Rights may be exercised in whole or in part at such times under such conditions as may be specified by the Committee in the participant's Option Agreement.

                  (b) Terms and Conditions. The following terms and conditions will apply to all Share Appreciation Rights that are granted in connection with Options:

                           (1) Rights. Share Appreciation Rights shall entitle
                  the participant, upon exercise of all or any part of the Share Appreciation Rights, to surrender to the Company unexercised that portion of the underlying Option relating to the same number of Shares as is covered by the Share Appreciation Rights (or the portion of the Share Appreciation Rights so exercised) and to receive in exchange from the Company an amount equal to the excess of (x) the Fair Market Value, on the date of exercise, of the Shares covered by the surrendered portion of the underlying Option over (y) the exercise price of the Shares covered by the surrendered portion of the underlying Option. The Committee may limit the amount that the participant will be entitled to receive upon exercise of the Share Appreciation Right.

                           (2) Surrender of Option. Upon the exercise of the
                  Share Appreciation Right and surrender of the related portion of the underlying Option, the Option, to the extent surrendered, will not thereafter be exercisable. The underlying Option may provide that such Share Appreciation Rights will be payable solely in cash. The terms of the underlying Option shall provide a method by which an alternative fair market value of the Shares on the date of exercise shall be calculated based on one of the following:
                  (x) the closing price of the Shares on the national exchange on which they are then traded on the business day immediately preceding the day of exercise; (y) the highest closing price of the Shares on the national exchange on which they have been traded, during the 90 days immediately preceding the Change in Control; or (z) the greater of (x) and (y).

                           (3) Exercise. In addition to any further conditions
                  upon exercise that may be imposed by the Committee, the Share Appreciation Rights shall be exercisable only to the extent that the related Option is exercisable, except that in no event will a Share Appreciation Right held by a Section 16 Participant be exercisable within the first six months after it is awarded even though the related Option is or becomes exercisable, and each Share Appreciation Right will expire no later than the date on which the related Option expires. A Share Appreciation Right may only be exercised at a time when the Fair Market Value of the Shares covered by the Share Appreciation Right exceeds the exercise price of the Shares covered by the underlying Option. No Share Appreciation Right held by a Section 16 Participant shall be exercisable by its terms within the first six months after it is granted, and a Section 16 Participant may only exercise a Share Appreciation Right during a period beginning on the third business day and ending on the twelfth business day following the release for publication of quarterly or annual summary statements of the Company's sales and earnings.

                           (4) Method of Exercise. Share Appreciation Rights may
                  be exercised by the participant's giving written notice of the exercise to the Company, stating the number of Share Appreciation Rights the participant has elected to exercise and surrendering the portion of the underlying Option relating to the same number of Shares as the number of Share Appreciation Rights elected to be exercised.

                           (5) Payment. The manner in which the Company's
                  obligation arising upon the exercise of the Share Appreciation Right will be paid will be determined by the Committee and shall be set forth in the participant's Option Agreement. The Committee may provide for payment in Shares or cash, or a fixed combination of Shares or cash, or the Committee may reserve the right to determine the manner of payment at the time the Share Appreciation Right is exercised. Shares issued upon the exercise of a Share Appreciation Right will be valued at their Fair Market Value on the date of exercise.


SECTION 7.  RESTRICTED SHARES.

                  (a) Grant. Restricted Shares may be issued alone, in addition to or in tandem with other Awards under the Plan or cash awards made outside of the Plan. The Committee shall determine the individuals to whom, and the time or times at which, grants of Restricted Shares will be made, the number of Restricted Shares to be awarded to each participant, the price (if any) to be paid by the participant (subject to Section 7(b)), the date or dates upon which Restricted Share Awards will vest and the period or periods within which those Restricted Share Awards may be subject to forfeiture, and the other terms and conditions of those Awards in addition to those set forth in Section 7(b).

                           The Committee may condition the grant of Restricted Shares upon the attainment of specified performance goals or such other factors as the Committee may determine in its sole discretion.

                  (b) Terms and Conditions. Restricted Shares awarded under the Plan shall be subject to the following terms and conditions and such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable. A participant who receives a Restricted Share Award shall not have any rights with respect to that Award, unless and until the participant has executed an agreement evidencing the Award in the form approved from time to time by the Committee and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of that Award.

                           (1) The purchase price (if any) for Restricted Shares
                  shall be determined by the Committee at the time of grant.

                           (2) Awards of Restricted Shares must be accepted by
                  executing a Restricted Share Award agreement and paying the price (if any) that is required under Section 7(b)(1).

                           (3) Each participant receiving a Restricted Share
                  Award shall be issued a stock certificate in respect of those Restricted Shares. The certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Award.

                           (4) The Committee shall require that the stock
                  certificates evidencing the Restricted Shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Shares Award, the participant shall have delivered to the Company a stock power, endorsed in blank, relating to the Shares covered by that Award.

                           (5) Subject to the provisions of this Plan and the
                  Restricted Share Award agreement, during a period set by the Committee commencing with the date of any Award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber the Restricted Shares covered by that Award. The Restriction Period shall not be less than three years in duration ("Minimum Restriction Period") unless otherwise determined by the Committee at the time of grant. Subject to these limitations and the Minimum Restriction Period requirement, the Committee, in its sole discretion, may provide for the lapse of restrictions in installments and may accelerate or waive restrictions, in whole or in part, based on service, performance or such other factors and criteria as the Committee may determine in its sole discretion.

                           (6) Except as provided in this Section 7(b)(6),
                  Section 7(b)(5) and Section 7(b)(7), the participant shall have, with respect to the Restricted Shares awarded, all of the rights of a shareholder of the Company, including the right to vote the Shares, and the right to receive any dividends. The Committee, in its sole discretion, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and subject to forfeiture and, if the Committee so determines, reinvested, subject to Section 14(f), in additional Restricted Shares to the extent Shares are available under Section 3, or otherwise reinvested. Unless the Committee or Board determines otherwise, Share dividends issued with respect to Restricted Shares shall be treated as additional Restricted Shares that are subject to the same restrictions and other terms and conditions that apply to the Shares with respect to which such dividends are issued.

                           (7) No Restricted Shares shall be transferable by a
                  participant other than by will or by the laws of descent and distribution.

                           (8) If a participant's employment with the Company or
                  any Subsidiary or Affiliate terminates by reason of death, any Restricted Shares held by that participant shall thereafter vest and any restriction shall lapse to the extent such Restricted Shares would have become vested or no longer subject to restriction within one year from the time of death had the participant continued to fulfill all of the conditions of the Restricted Share Award during that period (or on such accelerated basis as the Committee may determine at or after grant). The balance of the Restricted Shares shall be forfeited.

                           (9) If a participant's employment with the Company or
                  any Subsidiary or Affiliate terminates by reason of Disability, any Restricted Shares held by that participant shall thereafter vest and any restriction shall lapse to the extent such Restricted Shares would have become vested or no longer subject to restriction within one year from the time of termination had the participant continued to fulfill all of the conditions of the Restricted Share Award during that period (or on such accelerated basis as the Committee may determine at or after grant), subject in all cases to the Minimum Restriction Period requirement. The balance of the Restricted Shares shall be forfeited.

                           (10) Unless otherwise determined by the Committee at
                  or after the time of granting any Restricted Shares, if a participant's employment with the Company or any Subsidiary or Affiliate terminates for any reason other than death or Disability, the Restricted Shares held by that participant that are unvested or subject to restriction at the time of termination shall thereupon be forfeited.

                  (c) Minimum Value. In order to better ensure that Award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Shares, to the recipient of a Restricted Share Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.


SECTION 8.  DEFERRED SHARES.

                  (a) Grant. Deferred Shares may be awarded alone, in addition to or in tandem with other Awards granted under the Plan or cash awards made outside of the Plan. The Committee shall determine the individuals to whom, and the time or times at which, Deferred Shares shall be awarded, the number of Deferred Shares to be awarded to any participant, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 8(b).

                  The Committee may condition the grant of Deferred Shares upon the attainment of specified performance goals or such other factors as the Committee shall determine, in its sole discretion.

                  (b) Terms and Conditions. Deferred Share Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                           (1) The purchase price for Deferred Shares shall be
                  determined at the time of grant by the Committee. Subject to the provisions of the Plan and the Award agreement referred to in Section 8(b)(9), Deferred Share Awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Section 8(b)(8), where applicable), stock certificates shall be delivered to the participant, or his legal representative, for the Shares covered by the

                  Deferred Share Award. The Deferral Period applicable to any Deferred Share Award shall not be less than six months and one day ("Minimum Deferral Period").

                           (2) Unless otherwise determined by the Committee at
                  grant, amounts equal to any dividends declared during the Deferral Period with respect to the number of Shares covered by a Deferred Share Award will be paid to the participant currently, or deferred and deemed to be reinvested in additional Deferred Shares, or otherwise reinvested, all as determined at or after the time of the Award by the Committee, in its sole discretion.

                           (3) No Deferred Shares shall be transferable by a
                  participant other than by will or by the laws of descent and distribution.

                           (4) If a participant's employment by the Company or
                  any Subsidiary or Affiliate terminates by reason of death, any Deferred Shares held by such participant shall thereafter vest or any restriction lapse, to the extent such Deferred Shares would have become vested or no longer subject to restriction within one year from the time of death had the participant continued to fulfill all of the conditions of the Deferred Share Award during such period (or on such accelerated basis as the Committee may determine at or after grant). The balance of the Deferred Shares shall be forfeited.

                           (5) If a participant's employment by the Company or
                  any Subsidiary or Affiliate terminates by reason of Disability, any Deferred Shares held by such participant shall thereafter vest or any restriction lapse, to the extent such Deferred Shares would have become vested or no longer subject to restriction within one year from the time of termination had the participant continued to fulfill all of the conditions of the Deferred Shares Award during such period (or on such accelerated basis as the Committee may determine at or after grant), subject in all cases to the Minimum Deferral Period requirement. The balance of the Deferred Shares shall be forfeited.

                           (6) Unless otherwise determined by the Committee at
                  or after the time of granting any Deferred Share Award, if a participant's employment by the Company or any Subsidiary or Affiliate terminates for any reason other than death or Disability, all Deferred Shares held by such participant which are unvested or subject to restriction shall thereupon be forfeited.

                           (7) Based on service, performance or such other
                  factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Share Award or waive a portion of the Deferral Period for all or any part of such Award, subject in all cases to the Minimum Deferral Period requirement.

                           (8) A participant may elect to further defer receipt
                  of a Deferred Share Award (or an installment of an Award) for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and the terms of this Section 8 and such other terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions approved by the Committee, such election must be made at least 12 months prior to completion of the Deferral Period for such Deferred Share Award (or such installment).

                           (9) Each such Award shall be confirmed by, and
                  subject to the terms of, a Deferred Share Award agreement evidencing the Award in the form approved from time to time by the Committee.

                  (c) Minimum Value Provisions. In order to better ensure that Award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other Award designed to guarantee a minimum value, payable in cash or Shares to the recipient of a Deferred Share Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.


SECTION 9.  SHARE PURCHASE RIGHTS.

                  (a) Grant. Share Purchase Rights may be granted alone, in addition to or in tandem with other Awards granted under the Plan or cash awards made outside the Plan. The Committee shall determine the individuals to whom, and the time or times at which, grants of Share Purchase Rights will be made, the number of Shares which may be purchased pursuant to the Share Purchase Rights, and the other terms and conditions of the Share Purchase Rights in addition to those set forth in Section 9(b). The Shares subject to the Share Purchase Rights may be purchased, as determined by the Committee at the time of grant:

                           (1) at the Fair Market Value of such Shares on the
                  date of grant; or

                           (2) at 85% of the Fair Market Value of such Shares on
                  the date of grant if the grant of Share Purchase Rights is made in lieu of cash compensation.

                  Subject to Section 9(b) hereof, the Committee may also impose such deferral, forfeiture or other terms and conditions as it shall determine, in its sole discretion, on such Share Purchase Rights or the exercise thereof.

                  Each Share Purchase Right Award shall be confirmed by, and be subject to the terms of, a Share Purchase Rights Agreement which shall be in form approved by the Committee.

                  (b) Terms and Conditions. Share Purchase Rights may contain such additional terms and conditions not inconsistent with the terms of the Plan as the Committee shall deem desirable, and shall generally be exercisable for such period as shall be determined by the Committee. However, Share Purchase Rights granted to Section 16 Participants shall not become exercisable earlier than six months and one day after the grant date. Share Purchase Rights shall not be transferable by a participant other than by will or by the laws of descent and distribution.


SECTION 10.  OTHER SHARE-BASED AWARDS.

                  (a) Grant. Other Awards of Shares and other Awards that are valued, in whole or in part, by reference to, or are otherwise based on, Shares, including, without limitation, performance shares, convertible preferred shares, convertible debentures, exchangeable securities and Share Awards or options valued by reference to Book Value or Subsidiary performance, may be granted alone, in addition to or in tandem with other Awards granted under the Plan or cash awards made outside of the Plan.

                  At the time the Shares or Other Share-Based Awards are granted, the Committee shall determine the individuals to whom and the time or times at which such Shares or Other Share- Based Awards shall be awarded, the number of Shares to be used in computing an Award or which are to be awarded pursuant to such Awards, the consideration, if any, to be paid for such Shares or Other Share-Based Awards, and all other terms and conditions of the Awards in addition to those set forth in Section 10(b).

                  The provisions of Other Share-Based Awards need not be the same with respect to each participant.

                  (b) Terms and Conditions. Other Share-Based Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                           (1) Subject to the provisions of this Plan and the
                  Award agreement referred to in Section 10(b)(5) below, Shares awarded or subject to Awards made under this Section 10 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance, holding or deferral period or requirement is satisfied or lapses. All Shares or Other Share-Based Awards granted under this Section 10 shall be subject to a minimum holding period (including any applicable restriction, performance and/or deferral periods) of six months and one day ("Minimum Holding Period").

                           (2) Subject to the provisions of this Plan and the
                  Award agreement and unless otherwise determined by the Committee at the time of grant, the recipient of an Other Share-Based Award shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of Shares covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

                           (3) Subject to the Minimum Holding Period, any Other
                  Share-Based Award and any Shares covered by any such Award shall vest or be forfeited to the extent, at the times and subject to the conditions, if any, provided in the Award agreement, as determined by the Committee, in its sole discretion.

                           (4) In the event of the participant's Disability or
                  death, or in cases of special circumstances, the Committee may, in its sole discretion, waive, in whole or in part, any or all of the remaining limitations imposed hereunder or under any related Award agreement (if any) with respect to any part or all of any Award under this Section 10, provided that the Minimum Holding Period requirement may not be waived, except in case of a participant's death.

                           (5) Each Award shall be confirmed by, and subject to
                  the terms of, an agreement or other instrument evidencing the Award in the form approved from time to time by the Committee, the Company and the participant.

                           (6) Shares (including securities convertible into
                  Shares) issued on a bonus basis under this Section 10 shall be issued for no cash consideration. Shares (including securities convertible into Shares) purchased pursuant to a purchase right awarded under this Section

                  10 shall bear a price of at least 85% of the Fair Market Value of the Shares on the date of grant. The purchase price of such Shares, and of any Other Share-Based Award granted hereunder, or the formula by which such price is to be determined, shall be fixed by the Committee at the time of grant.

                           (7) In the event that any "derivative security", as
                  defined in Rule 16a-1(c) (or any successor thereto) promulgated by the Securities and Exchange Commission under
                  Section 16 of the Exchange Act, is awarded pursuant to this
                  Section 10 to any Section 16 Participant, such derivative security shall not be transferrable other than by will or by the laws of descent and distribution.


SECTION 11.  CHANGE IN CONTROL PROVISION.

                  (a) Impact of Event. In the event of: (1) a "Change in Control" as defined in Section 11(b) or (2) a "Potential Change in Control" as defined in Section 11(c), the following acceleration and valuation provisions shall apply:

                           (1) Any Stock Options awarded under the Plan not
                  previously exercisable and vested shall become fully exercisable and vested;

                           (2) Any Share Appreciation Rights shall become
                  immediately exercisable;

                           (3) The restrictions applicable to any Restricted
                  Share Awards, Deferred Shares, Share Purchase Rights and Other Share-Based Awards shall lapse and such Shares and Awards shall be deemed fully vested; and

                           (4) The value of all outstanding Awards, in each case
                  to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control or Potential Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Section 11(d) as of the date such Change in Control or such Potential Change in Control is determined to have occurred;

         but the provisions of Sections 11(a)(l) through (3) shall not apply with respect to Awards granted to any Section 16 Participant which have been held by such participant for less than six months and one day as of the date that such Change in Control or Potential Change in Control is determined to have occurred.

                  (b) Definition of Change in Control. For purposes of Section 11(a), a "Change in Control" means the occurrence of any of the following: (i) the Board or shareholders of the Company approve a consolidation or merger in which the Company is not the surviving corporation, the sale of substantially all of the assets of the Company, or the liquidation or dissolution of the Company; (ii) any person or other entity (other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee of any such plan acting in its capacity as trustee)) purchases any Shares (or securities convertible into Shares) pursuant to a tender or exchange offer without the prior consent of the Board of Directors, or becomes the beneficial owner of securities of the Company representing 20% or more of the voting power of the Company's outstanding securities; or (iii) during any two-year period, individuals who at the beginning of such period constitute the entire Board of Directors cease to constitute a majority of the Board of Directors, unless the election or the nomination for election of each new director is approved by at least two-thirds of the directors then still in office who were directors at the beginning of that period.

                  (c) Definition of Potential Change in Control. For purposes of
         Section 11(a), a "Potential Change in Control" means the happening of any one of the following:

                           (1) The approval by the shareholders of the Company
                  of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 11(b); or

                           (2) The acquisition of beneficial ownership, directly
                  or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee of any such plan acting in its capacity as trustee)) of securities of the Company representing 5% or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of this Plan.

                  (d) Change in Control Price. For purposes of this Section 11, "Change in Control Price", means the highest price per share paid in any transaction reported on the New York Stock Exchange Composite Index (or, if the Shares are not then traded on the New York Stock Exchange, the highest price paid as reported for any national exchange on which the Shares are then traded) or paid or offered in any bona fide transaction related to a Change in Control or Potential Change in Control of the Company, at any time during the 60-day period immediately preceding the occurrence of the Change in Control (or, when applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee.


SECTION 12.  AMENDMENTS AND TERMINATION.

                  The Board may at any time, in its sole discretion, amend, alter or discontinue the Plan, but no such amendment, alteration or discontinuation shall be made that would impair the rights of a participant under an Award theretofore granted, without the participant's consent. The Company shall submit to the shareholders of the Company for their approval any amendments to the Plan which would materially increase the benefits accruing to participants under the Plan; so long as such approval is required by law or regulation including any requirement pursuant to Section 162(m) of the Code.

                  The Committee may at any time, in its sole discretion, amend the terms of any Award, but no such amendment shall be made that would impair the rights of a participant under an Award theretofore granted, without the participant's consent; nor shall any such amendment be made that would make the applicable exemptions provided by Rule 16b-3 under the Exchange Act unavailable to any Section 16 Participant holding the Award without the participant's consent.

                  Subject to the above provisions, the Board shall have all necessary authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.


SECTION 13.  UNFUNDED STATUS OF PLAN.

                  The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payment not yet made to a participant by the Company, nothing contained herein shall give that participant any rights that are greater than those of a general creditor of the Company.


SECTION 14.  GENERAL PROVISIONS.

                  (a) The Committee may require each participant acquiring Shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the participant is acquiring the Shares without a view to distribution thereof. The certificates for any such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

                  All Shares or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any certificate for any such Shares to make appropriate reference to those restrictions.

                  (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

                  (c) Neither the adoption of the Plan, nor its operation, nor any document describing, implementing or referring to the Plan, or any part thereof, shall confer upon any participant under the Plan any right to continue in the employ, or as a director, of the Company or any Subsidiary or Affiliate, or shall in any way affect the right and power of the Company or any Subsidiary or Affiliate to terminate the employment, or service as a director, of any participant under the Plan at any time with or without assigning a reason therefor, to the same extent as the Company or any Subsidiary or Affiliate might have done if the Plan had not been adopted.

                  (d) For purposes of this Plan, a transfer of a participant between the Company and any Subsidiary or Affiliate shall not be deemed a termination of employment.

                  (e) No later than the date as of which an amount first becomes includable in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state or local taxes or other items of any kind required by law to be withheld with respect to that amount. Subject to the following sentence, unless otherwise determined by the Committee, withholding obligations may be settled with Shares, including unrestricted Shares previously owned by the participant or Shares that are part of the Award that gives rise to the withholding requirement. Notwithstanding the foregoing, any election by a Section 16 Participant to settle any tax withholding obligation with Shares that are part of an Award shall be subject to approval by the Committee, in its sole discretion. The obligations of the Company under the Plan shall be conditional on those payment or arrangements and the Company and its Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise payable to the participant.

                  (f) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Shares (or in Deferred Shares or other types of Awards) at the time of any dividend payment shall only be permissible if sufficient Shares are available under Section 3 for reinvestment (taking into account then outstanding Stock Options).

                  (g) The Plan, all Awards made and actions taken thereunder and any agreements relating thereto shall be governed by and construed in accordance with the laws of the State of Ohio.

                  (h) All agreements entered into with participants pursuant to the Plan shall be subject to the Plan.

                  (i) The provisions of Awards need not be the same with respect to each participant.


SECTION 15.  SHAREHOLDER APPROVAL; EFFECTIVE DATE OF PLAN.

                  The Plan was adopted by the Board on March 2, 1998 and is subject to approval by a majority of the holders of the Company's outstanding Shares, in accordance with applicable law. If the Plan is not so approved within twelve (12) months after the date the Plan is adopted by the Board of Directors, the Plan and any Grants made hereunder shall be null and void. However, if the Plan is so approved, no further shareholder approval shall be required with respect to the granting of Awards pursuant to the Plan.


SECTION 16.  TERM OF PLAN.

                  No Award shall be granted pursuant to the Plan on or after May 11, 2008, but Awards granted prior to that date may extend beyond that date.

                        DEVELOPERS DIVERSIFIED REALTY CORPORATION
               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Joan U. Allgood and William H. Schafer
   P      and each of them, the attorneys and proxies of the undersigned with
   R      full power of substitution to vote as indicated herein, all the Common
   O      Shares of Developers Diversified Realty Corporation held of record by
   X      the undersigned on March 15, 1998, at the Annual Meeting of
   Y Shareholders to be held on May 11, 1998, or any adjournment thereof, with all the powers the undersigned would possess if then and there personally present.

          1. ELECTION OF DIRECTORS.

                      [ ]FOR all nominees listed below              [ ]WITHHOLD AUTHORITY
                         (except as marked to the contrary             to vote for all nominees listed below
                        below)

 Scott A. Wolstein, James A. Schoff, Walter H. Teninga, William N. Hulett III,
                Ethan Penner, Albert T. Adams and [NEW NOMINEE].

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)

          ----------------------------------------------------------------------

          2. Proposal to amend Article Fourth of the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Company from 59,000,000 to 109,000,000.

                               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

          3. Proposal to approve the 1998 Developers Diversified Realty Corporation Equity-Based Award Plan.

                               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

                                    (Continued and to be signed on reverse side)


          4. In their discretion, to vote upon such other business as may properly come before the meeting.

              This proxy when properly executed will be voted as specified by the shareholder. If no specifications are made, the proxy will be voted to elect the nominees described in item 1 above and FOR item 2 and item 3, above.

              Receipt of Notice of Annual Meeting of Shareholders and the
          related Proxy Statement dated April   , 1998, is hereby acknowledged.

                                                  Date , 1998

                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------
                                                  Signature(s) of Shareholder(s)

                                                   PLEASE SIGN AS YOUR NAME
                                                  APPEARS HEREON. IF SHARES ARE
                                                  HELD JOINTLY, ALL HOLDERS MUST
                                                  SIGN. WHEN SIGNING AS
                                                  ATTORNEY, EXECUTOR,
                                                  ADMINISTRATOR, TRUSTEE OR
                                                  GUARDIAN, PLEASE GIVE YOUR
                                                  FULL TITLE. IF A CORPORATION,
                                                  PLEASE SIGN IN FULL CORPORATE
                                                  NAME BY PRESIDENT OR OTHER
                                                  AUTHORIZED OFFICER. IF A
                                                  PARTNERSHIP, PLEASE SIGN IN
                                                  PARTNERSHIP NAME BY AUTHORIZED
                                                  PERSON.
                                   Proxy Card